UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:  BlackRock Funds

BlackRock Multi-Manager Alternative Strategies Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2017

Date of reporting period: 08/31/2017

Item 1 – Report to Stockholders

AUGUST 31, 2017

ANNUAL REPORT	BLACKROCK®

BlackRock Multi-Manager Alternative Strategies Fund	of BlackRock FundsSM

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended August 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also appears to be approaching the implementation of its plan to reduce the vast balance sheet reserves that provided liquidity to the global economy in the aftermath of the financial crisis in 2008. Also, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered reflationary expectations in the United States.

By contrast, the European Central Bank and the Bank of Japan reiterated their commitments to economic stimulus and balance sheet expansion despite nascent signs of sustained economic growth in both countries. The Eurozone also benefited from the relatively stable political environment, which is creating momentum for economic reform and pro-growth policies.

Financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Escalating tensions with North Korea and our nation’s divided politics are significant concerns. Nevertheless, benign credit conditions, modest inflation, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

However, the capacity for rapid global growth is restrained by structural factors, including an aging population in developed countries, low productivity growth, and excess savings. Cyclical factors, such as the Fed moving toward the normalization of monetary policy and the length of the current expansion, also limit economic growth. Tempered economic growth and high valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.65%	16.23%
U.S. small cap equities (Russell 2000® Index)	2.04	14.91
International equities (MSCI Europe, Australasia, Far East Index)	12.14	17.64
Emerging market equities (MSCI Emerging Markets Index)	18.02	24.53
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.40	0.62
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.10	(3.26)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.74	0.49
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.51	0.92
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.03	8.62

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

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Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select "Access Your Account"

3. Next, select "eDelivery" in the "Related Resources" box and follow the sign-up

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BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	3

Fund Summary as of August 31, 2017

Investment Objective

BlackRock Multi-Manager Alternative Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended August 31, 2017, the Fund outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

Underlying Fund Strategies

The Fund seeks to achieve its investment objective by allocating to multiple affiliated and unaffiliated investment managers (“Sub-Advisers”) that employ a variety of alternative investment strategies. Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Within the Fund’s positioning, underlying investment strategies are diversified across various asset classes, including equity, fixed income, commodities, foreign exchange, and assets associated with market volatility. However, notwithstanding their categorization for financial reporting purposes, many of the positions held provided exposure to multiple types of underlying strategies. These strategies include:

•

Relative Value Strategies seek to profit from mispricing of financial instruments relative to each other or historical norms. These strategies utilize quantitative and qualitative analysis to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical norms.

•

Event Driven Strategies concentrate on companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations that alter a company’s financial structure or operating strategy. The intended goal of event driven strategies is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the extraordinary event. This can be done by taking a long position in a security or other financial instrument that is believed to be underpriced or a short position in a security or other financial instrument that is believed to be overpriced.

•

Fundamental Long/Short Strategies involve buying or selling securities believed to be overpriced or underpriced relative to their potential value. Investment strategies within the fundamental long/short discipline include long and short equity or credit-based strategies that emphasize a fundamental valuation framework and equity active value strategies where an active role is taken to enhance corporate value.

•	Directional Trading Strategies seek to profit from changes in macro-level exposures, such as interest rates, currencies, equities and commodities. This strategy may involve analyzing fundamental macroeconomic inputs, as well as technical information such as price, to identify investment opportunities across a broad array of asset classes and geographies. These strategies may also include model-driven trading strategies that use technical or fundamental inputs in order to make a trading decision across a portfolio of major global asset classes including fixed income, foreign exchange, equities and commodities. Trading decisions are made systematically using a rules-based investment approach.

What factors influenced performance?

•

The largest positive contributors to the Fund’s performance over the period were the fundamental long/short, relative value, and event driven strategies. In terms of specific positions, a total return swap on a European equity index, a BlackRock event-driven mutual fund, and a non-agency mortgage-backed security position were the largest contributors over the period.

•

The only strategy that detracted over the period was global macro/ directional trading. In terms of individual positions, positions in U.S. Treasury futures, a total return swap on a U.S. equity index, and exposure to the Swedish krona were the largest detractors over the period.

•

The Fund, through its underlying sub-advisers, held derivatives during the period, primarily involving the Fund’s global macro, long/short credit, and long/short equity strategies. The Fund’s use of options and foreign exchange contracts contributed to the negative impact the use of derivatives had on performance.

Describe recent portfolio activity.

•

During the period the Fund decreased exposure to the relative value, long/short credit and direct sourcing strategies. Conversely, the Fund increased exposure to the event driven, long/short equity and directional trading/global macro strategies.

•

The Fund maintained a position in cash and cash equivalents as collateral against the Fund’s exposure to derivatives including, but not limited to, total return swaps, interest rate swaps, credit default swaps, and futures. The Fund’s cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund had the following approximate exposures to fund strategies: 30% event driven; 22% long-short credit; 17% long-short equity; 16% relative value; and 14% directional trading.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory and administration fees. Institutional Shares do not have a sales charge.

[2]	The Fund allocates assets to multiple affiliated and unaffiliated investment managers that employ a variety of alternative investment strategies.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended August 31, 2017
		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(0.31)%	2.93%	N/A	0.31%	N/A
Investor A	(0.41)	2.69	(2.70)%	0.04	(1.70)%
Investor C	(0.82)	1.93	0.93	(0.72)	(0.72)
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.40	0.62	N/A	0.28	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on August 7, 2014.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[9]
			Expenses Paid During the Period			Including Interest Expense, Dividend Expense and Broker Fees and Expenses on Short Sales		Excluding Interest Expense, Dividend Expense and Broker Fees and Expenses on Short Sales
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Including Interest Expense, Dividend Expense and Broker Fees and Expenses on Short Sales[7]	Excluding Interest Expense, Dividend Expense and Broker Fees and Expenses on Short Sales[8]	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During the Period[7]	Ending Account Value August 31, 2017	Expenses Paid During the Period[8]
Institutional	$1,000.00	$996.94	$13.14	$9.04	$1,000.00	$1,012.05	$13.24	$1,016.15	$9.13
Investor A	$1,000.00	$995.90	$13.99	$10.41	$1,000.00	$1,011.19	$14.09	$1,014.77	$10.51
Investor C	$1,000.00	$991.78	$17.47	$14.07	$1,000.00	$1,007.66	$17.61	$1,011.08	$14.21

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.61% for Institutional, 2.78% for Investor A, and 3.48% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.80% for Institutional, 2.07% for Investor A, and 2.80% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	5

Fund Information as of August 31, 2017

Ten Largest Holdings	Percent of Total Investments[1]
BlackRock Event Driven Equity Fund, Institutional Class	20%
Bear Stearns ALT-A Trust, Series 2005-10, Class 11A1	4
Ligado Networks LLC (FKA New LightSquared LLC), Junior Loan	3
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class E	3
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE1, Class 2M3	2
Boussard & Gavaudan Holding Ltd.	2
FREMF Mortgage Trust, Series 2014-KS02, Class B	2
Bear Stearns ALT-A Trust, Series 2006-4, Class 23A4	2
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2	2
SPDR S&P 500 ETF Trust	1

Portfolio Composition	Percent of Total Investments[1]
Investment Companies	25%
Common Stocks	25
Asset-Backed Securities	12
Non-Agency Mortgage-Backed Securities	11
Corporate Bonds	11
Floating Rate Loan Interests	5
U.S. Government Sponsored Agency Securities	5
Preferred Securities	4
Warrants	1
Foreign Government Obligations	1
Other[2]	—

[1]	Total investments exclude short-term securities, options purchased, options written and investments sold short.

[2]	Includes other interests and taxable municipal bonds, which are less than 1%.

Ten Largest Investments Sold Short	Percent of Investments Sold Short
Zions Bancorporation	6%
SunTrust Banks, Inc.	5
iShares China Large-Cap ETF	5
iShares MSCI Emerging Markets ETF	4
Accenture PLC, Class A	4
Corning, Inc.	4
Alibaba Group Holding Ltd. — ADR	3
F5 Networks, Inc.	3
Procter & Gamble Co.	3
Continental Resources, Inc.	3

Sector Allocation — Investments Sold Short	Percent of Investments Sold Short
Information Technology	30%
Financials	16
Investment Companies	12
Consumer Discretionary	8
Health Care	7
Consumer Staples	7
Industrials	7
Energy	4
Real Estate	3
Materials	2
Utilities	2
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the previous pages (which is based on a hypothetical investment of $1,000 invested on March 1, 2017 and held through August 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	7

Consolidated Schedule of Investments August 31, 2017	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
AMSR Trust, Series 2016-SFR1, Class E, (1 mo. LIBOR US + 3.150%), 4.38%, 11/17/33 (a)(b)	USD	487	$494,587
BCMSC Trust, Series 1999-A, Class A2, 5.80%, 3/15/29 (c)		90	91,770
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE1, Class 2M3, (1 mo. LIBOR US + 0.460%), 1.69%, 2/25/36 (a)		1,776	1,575,930
Carlyle Global Market Strategies CLO Ltd., Series 2014-5A, Class D, (3 mo. LIBOR US + 4.770%), 6.07%, 10/16/25 (a)(b)		250	246,094
Colony Starwood Homes Trust, Series 2016-2A, Class E, (1 mo. LIBOR US + 3.350%), 4.58%, 12/17/33 (a)(b)		100	103,049
Conn’s Receivables Funding LLC, Series 2016-B, Class A, 3.73%, 10/15/18 (b)		23	22,551
CountryPlace Manufactured Housing Contract Trust, Series 2007-1, Class A4, 5.85%, 7/15/37 (b)(c)		623	643,345
GSAMP Trust, Series 2004-NC2, Class M1, (1 mo. LIBOR US + 1.050%), 2.28%, 10/25/34 (a)		57	55,623
HSI Asset Securitization Corp. Trust, Series 2006-HE2, Class 2A4, (1 mo. LIBOR US + 0.220%), 1.45%, 12/25/36 (a)		484	205,602
Invitation Homes Trust:
Series 2015-SFR3, Class E, (1 mo. LIBOR US + 3.750%), 4.98%, 8/17/32 (a)(b)		72	73,313
Series 2015-SFR3, Class F, (1 mo. LIBOR US + 4.750%), 5.98%, 8/17/32 (a)(b)		100	102,149
National Collegiate Student Loan Trust:
Series 2004-2, Class B, (1 mo. LIBOR US + 0.540%), 1.77%, 12/26/33 (a)		101	84,569
Series 2005-3W, Class A51, (1 mo. LIBOR US + 0.290%), 1.61%, 10/25/33 (a)(b)		71	65,910
Series 2006-1, Class A5, (1 mo. LIBOR US + 0.350%), 1.58%, 3/25/33 (a)		324	295,424
Series 2006-4, Class A4, (1 mo. LIBOR US + 0.310%), 1.54%, 5/25/32 (a)		128	116,069
Series 2007-1, Class A4, (1 mo. LIBOR US + 0.310%), 1.54%, 10/25/33 (a)		560	487,444
Series 2007-2, Class A4, (1 mo. LIBOR US + 0.290%), 1.52%, 1/25/33 (a)		200	174,081
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class E, (3 mo. LIBOR US + 4.500%), 5.81%, 10/25/25 (a)(b)		2,000	1,984,349
Rockford Tower CLO Ltd., Series 2017-2A, Class D (3 mo. LIBOR US + 3.450%), 4.69%, 10/15/29 (a)(b)		857	854,172
Specialty Underwriting & Residential Finance Trust, Series 2007-AB1, Class A2D, (1 mo. LIBOR US + 0.350%), 1.58%, 3/25/37 (a)		357	190,990

Asset-Backed Securities		Par (000)	Value
VOLT XIX LLC, Series 2014-NP11, Class A2 5.00%, 4/25/55 (b)(d)	USD	261	$261,803
Total Asset-Backed Securities — 8.1%			8,128,824

Common Stocks		Shares
Aerospace & Defense — 0.3%
Rockwell Collins, Inc.		2,296	300,891
Air Freight & Logistics — 0.0%
FedEx Corp.		213	45,663
Auto Components — 0.1%
Autoliv, Inc. — SDR		499	54,111
Automobiles — 0.0%
Porsche Automobil Holding SE, Preference Shares		548	31,106
Banks — 0.1%
Bank of Kyoto Ltd.		6,186	57,152
Intesa Sanpaolo SpA		14,840	50,241
UniCredit SpA (e)		1,843	37,584

			144,977
Beverages — 0.5%
Molson Coors Brewing Co., Class B (f)		5,241	470,380
Pernod Ricard SA		219	29,944

			500,324
Building Products — 0.1%
Assa Abloy AB, Class B		1,648	35,623
Geberit AG		77	35,195

			70,818
Capital Markets — 0.8%
Avista Healthcare Public Acquisition Corp., Class A (e)		7,000	69,720
Banca Generali SpA		1,040	34,411
Boulevard Acquisition Corp. II, Class A (e)		11,540	115,515
Double Eagle Acquisition Corp., Class A (e)		6,989	70,239
Hennessy Capital Acquisition Corp. III (e)		7,728	75,580
Kayne Anderson Acquisition Corp. (e)		2	20
Kayne Anderson Acquisition Corp., Class A (e)		5,904	57,269
National Energy Services Reunited Corp. (e)		6,194	59,339
Silver Run Acquisition Corp. II, Class A (e)		2,503	25,506
UBS Group AG		15,160	249,790

			757,389

Portfolio Abbreviations
ADR	American Depositary Receipts	ETN	Exchange-Traded Note	MSCI	Morgan Stanley Capital International
ASX	Australia Stock Exchange	EUR	Euro	NOK	Norwegian Krone
AUD	Australian Dollar	EURIBOR	Euro Interbank Offered Rate	NZD	New Zealand Dollar
CAD	Canadian Dollar	FKA	Formerly Known As	OTC	Over-the-counter
CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	PIK	Payment-in-kind
CHF	Swiss Franc	GBP	British Pound	S&P	Standard & Poor’s
CLO	Collateralized Loan Obligation	GDR	Global Depositary Receipt	SEK	Swedish Krona
DJIA	Dow Jones Industrial Average	JPY	Japanese Yen	SPDR	Standard & Poor’s Depositary Receipts
DKK	Danish Krone	LIBOR	London Interbank Offered Rate	TOPIX	Tokyo Stock Price Index
EAFE	Europe, Australasia and Far East	MIB	Milano Italia Borsa	USD	U.S. Dollar
ETF	Exchange-Traded Fund

See Notes to Consolidated Financial Statements.

8	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)

Common Stocks	Shares	Value
Chemicals — 0.9%
Akzo Nobel NV	415	$37,917
Albemarle Corp.	2,827	328,667
BASF SE	1,994	193,412
Covestro AG (b)	2,813	221,246
LyondellBasell Industries NV, Class A	953	86,332
Monsanto Co.	408	47,818

		915,392
Commercial Services & Supplies — 0.1%
ISS A/S	1,621	63,093
Stericycle, Inc. (e)	275	19,770

		82,863
Communications Equipment — 0.6%
Juniper Networks, Inc.	10,711	297,016
Palo Alto Networks, Inc. (e)	2,042	270,953

		567,969
Diversified Financial Services — 0.0%
Cerved Information Solutions SpA	4,268	48,142
Diversified Telecommunication Services — 0.7%
TDC A/S	25,226	150,476
Verizon Communications, Inc. (f)	10,565	506,803

		657,279
Electric Utilities — 0.2%
Enel SpA	27,091	164,127
Electrical Equipment — 0.3%
Prysmian SpA	4,347	137,021
Rockwell Automation, Inc. (f)	748	122,717

		259,738
Energy Equipment & Services — 0.2%
Atwood Oceanics, Inc. (e)	5,566	36,569
Borr Drilling Ltd. (e)	35,715	134,427

		170,996
Equity Real Estate Investment Trusts (REITs) — 0.1%
Spirit Realty Capital, Inc.	17,584	152,981
Food & Staples Retailing — 0.1%
Rite Aid Corp. (e)	14,001	33,882
Walgreens Boots Alliance, Inc.	820	66,830

		100,712
Food Products — 0.1%
Hain Celestial Group, Inc. (e)	1,449	58,279
Health Care Equipment & Supplies — 0.7%
CR Bard, Inc.	2,079	666,964
Terumo Corp.	40	1,548

		668,512
Household Products — 0.0%
Central Garden & Pet Co. (e)	1,013	35,708
Independent Power and Renewable Electricity Producers — 0.1%
Vistra Energy Corp. (e)	4,077	72,163
Industrial Conglomerates — 0.4%
Siemens AG	3,286	430,166
Internet & Direct Marketing Retail — 0.1%
Priceline Group, Inc. (e)	69	127,793
Internet Software & Services — 1.3%
Alphabet, Inc., Class A (e)(f)	316	301,856
Alphabet, Inc., Class C (e)(f)	709	665,985
SINA Corp. (e)	479	48,777

Common Stocks	Shares	Value
Internet Software & Services (continued)
Sohu.com, Inc. (e)	956	$50,993
United Internet AG	4,253	252,746

		1,320,357
IT Services — 0.5%
Cognizant Technology Solutions Corp., Class A	7,530	532,898
Machinery — 0.2%
Atlas Copco AB, Class A	3,096	121,463
Volvo AB, Class B	5,758	98,416

		219,879
Media — 1.3%
Comcast Corp., Class A (g)	11,588	470,589
Liberty Global PLC, Class A (e)	1,038	35,292
Liberty Media Corp-Liberty Formula One, Class A (e)	795	30,154
Liberty Media Corp-Liberty SiriusXM, Class A (e)	1,059	47,337
Naspers Ltd. — ADR	1,172	53,431
Time Warner, Inc.	6,150	621,765
Time, Inc.	2,035	26,760

		1,285,328
Metals & Mining — 0.4%
Alcoa Corp. (e)	1,638	71,875
BHP Billiton PLC — ADR	6,847	261,076
Freeport-McMoRan, Inc. (e)	6,298	93,084

		426,035
Multiline Retail — 0.5%
Dollar General Corp.	7,271	527,584
Multi-Utilities — 0.3%
E.ON SE	30,017	339,716
Oil, Gas & Consumable Fuels — 1.0%
Berry Petroleum Co. LLC Escrow (h)	208	2,080
Berry Petroleum Corp. (e)	15,668	141,012
Blue Ridge Mountain Resources, Inc. (e)	20,500	180,400
Midstates Petroleum Co., Inc. (e)	17,206	249,315
Plains GP Holdings LP, Class A	4,720	106,106
Rice Energy, Inc. (e)	1,435	39,262
Tex Energy LLC (h)	20,007	21,007
Vanguard Natural Resources	15,291	229,365
Vanguard Natural Resources, Inc. (e)	1,640	25,502

		994,049
Personal Products — 0.3%
Edgewell Personal Care Co. (e)	3,355	254,779
Pharmaceuticals — 0.7%
Bayer AG — Registered Shares	1,887	241,864
Horizon Pharma Plc (e)	2,302	31,491
Pfizer, Inc.	3,710	125,843
Roche Holding AG	1,001	254,325

		653,523
Semiconductors & Semiconductor Equipment — 0.8%
Infineon Technologies AG	11,205	258,767
Intel Corp.	13,391	469,622
NXP Semiconductors NV (e)	374	42,247

		770,636
Software — 2.0%
Autodesk, Inc. (e)	2,058	235,559
Dell Technologies, Inc., Class V (e)	2,400	179,832
Microsoft Corp.	4,975	371,981
Red Hat, Inc. (e)	1,083	116,422

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	9

Consolidated Schedule of Investments (continued)

Common Stocks		Shares	Value
Software (continued)
salesforce.com, Inc. (e)		5,135	$490,341
Symantec Corp.		21,088	632,218

			2,026,353
Specialty Retail — 0.7%
Cabela’s, Inc. (e)		1,684	90,431
Lowe’s Cos, Inc.		8,099	598,435

			688,866
Technology Hardware, Storage & Peripherals — 0.6%
HP, Inc. (f)		31,883	608,328
Trading Companies & Distributors — 0.0%
Brenntag AG		984	52,223
Transportation Infrastructure — 0.1%
Atlantia SpA		2,852	91,830
Total Common Stocks — 17.2%			17,210,483

Corporate Bonds		Par (000)
Automobiles — 0.2%
Tesla, Inc., 2.38%, 3/15/22 (f)(i)	USD	183	231,037
Banks — 0.2%
Intesa Sanpaolo SpA, 5.71%, 1/15/26 (b)		200	211,366
Biotechnology — 0.2%
Flexion Therapeutics, Inc., 3.38%, 5/01/24 (b)(f)(i)		171	200,818
Commercial Services & Supplies — 0.1%
Team, Inc., 5.00%, 8/01/23 (b)(f)(i)		90	82,294
Communications Equipment — 0.2%
InterDigital, Inc., 1.50%, 3/01/20 (i)		162	186,705
Diversified Financial Services — 0.5%
Algeco Scotsman Global Finance PLC, 8.50%, 10/15/18 (b)		244	234,240
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 12.50%, 7/01/22 (b)		269	309,350

			543,590
Diversified Telecommunication Services — 0.7%
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		253	240,824
9.75%, 7/15/25 (b)		91	92,592
Telefonica Participaciones SAU, 4.90%, 9/25/17 (b)(i)	EUR	300	332,671

			666,087
Energy Equipment & Services — 0.1%
Ensco Jersey Finance, Ltd., 3.00%, 1/31/24 (b)(f)(i)	USD	141	103,282
Equity Real Estate Investment Trusts (REITs) — 0.2%
Colony Starwood Homes, 3.50%, 1/15/22 (b)(f)(i)		170	192,313
Food Products — 0.3%
JBS USA LUX SA / JBS USA Finance, Inc., 8.25%, 2/01/20 (b)		309	313,635
Health Care Providers & Services — 0.1%
CHS/Community Health Systems, Inc., 6.25%, 3/31/23		30	30,225
Teladoc, Inc., 3.00%, 12/15/22 (b)(f)(i)		92	98,842

			129,067

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure — 0.5%
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17 (e)(j)	USD	74	$93,720
9.00%, 2/15/20 (e)(j)		99	129,141
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, 11.00%, 10/01/21		292	310,250

			533,111
Household Durables — 0.2%
K Hovnanian Enterprises, Inc., 10.00%, 7/15/22 (b)		188	192,700
Independent Power and Renewable Electricity Producers — 0.1%
GenOn Energy, Inc., 9.50%, 10/15/18 (e)(j)		156	107,640
Internet Software & Services — 0.1%
SINA Corp., 1.00%, 12/01/18 (f)(i)		75	82,969
Media — 0.5%
Clear Channel Worldwide Holdings, Inc., 7.63%, 3/15/20		300	298,875
Liberty Media Corp.-Liberty Formula One, 1.00%, 1/30/23 (b)(f)(i)		162	195,615

			494,490
Metals & Mining — 0.3%
Allegheny Technologies, Inc., 5.95%, 1/15/21		195	198,413
Cleveland-Cliffs, Inc., 5.75%, 3/01/25 (b)		117	114,414

			312,827
Oil, Gas & Consumable Fuels — 1.6%
Berry Petroleum Co. LLC, 6.38%, 9/15/22 (e)(h)		400	—
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 4/15/22 (e)(j)		403	74,555
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50%, 4/15/21		243	232,976
Continental Resources, Inc., 4.90%, 6/01/44		338	285,813
Golar LNG Ltd., 2.75%, 2/15/22 (b)(f)(i)		163	151,794
Transocean Proteus Ltd., 6.25%, 12/01/24 (b)		392	410,987
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		274	34,661
Williams Cos., Inc., 7.50%, 1/15/31		370	444,000

			1,634,786
Pharmaceuticals — 0.6%
ImmunoGen, Inc., 4.50%, 7/01/21 (f)(i)		100	211,500
Innoviva, Inc., 2.13%, 1/15/23 (i)		180	173,025
Jazz Investments I Ltd., 1.50%, 8/15/24 (b)(i)		202	199,475

			584,000
Software — 0.6%
RealPage, Inc., 1.50%, 11/15/22 (b)(f)(i)		307	373,197
ServiceNow, Inc., 0.00%, 6/01/22 (b)(f)(i)(k)		203	216,702

			589,899
Specialty Retail — 0.2%
PetSmart, Inc., 5.88%, 6/01/25 (b)		176	157,080
Trading Companies & Distributors — 0.2%
Kaman Corp., 3.25%, 5/01/24 (b)(f)(i)		178	181,894
Total Corporate Bonds — 7.7%			7,731,590

See Notes to Consolidated Financial Statements.

10	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Diversified Telecommunication Services — 2.0%
Ligado Networks LLC (FKA New LightSquared LLC), Junior Loan, (3 mo. LIBOR US + 12.500%, 1.000% Floor), (12.50% PIK), 13.72%, 12/07/20 (l)(m)	USD	3,305	$2,022,509
Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term B-6 Loan, (3 mo. LIBOR US), 1.50%, 3/01/17 (e)(j)(l)		243	291,676
Pharmaceuticals — 0.5%
P&L Development LLC (Aaron Industries LLC), Term Loan, (3 mo. LIBOR US + 8.000%, 1.000% Floor), 9.30%, 5/18/22 (h)(l)		499	499,997
Specialty Retail — 0.4%
Toys ’R’ Us-Delaware, Inc., Term B-4 Loan, (3 mo. LIBOR US + 8.750%, 1.000% Floor), 10.07%, 4/24/20 (l)		491	376,146
Thrifts & Mortgage Finance — 0.2%
Walter Investment Management Corp., Tranche B Term Loan, (1 mo. LIBOR US + 3.750%, 1.000% Floor), 4.99%, 12/18/20 (l)		183	168,417
Total Floating Rate Loan Interests — 3.4%			3,358,745

Foreign Government Obligations
Canada — 0.3%
Canadian Government Bond, 1.75%, 9/01/19	CAD	398	321,638
Greece — 0.3%
Hellenic Republic Government Bond, 3.00%, 2/24/33 (d)	EUR	250	224,614
Total Foreign Government Obligations — 0.6%			546,252

Investment Companies		Shares
Adams Natural Resources Fund, Inc.		10,147	183,864
Altaba, Inc. (e)		7,683	492,327
BlackRock Event Driven Equity Fund, Institutional Class (s)		1,417,942	13,569,706
Boussard & Gavaudan Holding Ltd. (e)		58,750	1,374,297
Cushing Energy Income Fund		3,167	25,463
GDL Fund		8,043	82,441
iPath S&P 500 VIX Mid-Term Futures ETN (e)(n)		5,220	113,274
iPath S&P 500 VIX Short-Term Futures ETN (e)(g)(n)		896	41,514
iShares MSCI Brazil Capped ETF (s)		154	6,160
iShares MSCI Sweden Capped ETF (s)		1,172	40,692
Pershing Square Holdings Ltd. (e)		8,384	113,016
SPDR S&P 500 ETF Trust		3,648	902,844
Turkish Investment Fund, Inc.		17,964	184,850
VanEck Vectors Gold Miners ETF		6,015	148,691
VelocityShares Daily Inverse VIX Short-Term ETN (e)(n)		926	77,488
Total Investment Companies — 17.4%			17,356,627

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 5.8%
Alternative Loan Trust, Series 2005-79CB, Class A1, (1 mo. LIBOR US + 0.550%), 1.78%, 1/25/36 (a)	USD	115	81,692

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Bear Stearns ALT-A Trust:
Series 2005-10, Class 11A1, (1 mo. LIBOR US + 0.500%), 1.73%, 1/25/36 (a)	USD	2,440	$2,459,241
Series 2006-4, Class 23A4, 3.25%, 8/25/36 (c)		1,939	1,335,561
Fannie Mae Connecticut Avenue Securities, Series 2017-C05, Class 1M2 (1 mo. LIBOR US + 2.200%), 3.43%, 1/25/30 (a)		178	173,874
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2, (1 mo. LIBOR US + 0.160%), 1.39%, 2/25/37 (a)		1,317	1,297,188
Structured Asset Mortgage Investments II Trust, Series 2007-AR1, Class 2A1, (1 mo. LIBOR US + 0.180%), 1.41%, 1/25/37 (a)		287	259,315
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-7, Class A1B, (1 mo. LIBOR US + 0.080%), 1.31%, 9/25/36 (a)		350	160,118

			5,766,989
Commercial Mortgage-Backed Securities — 2.0%
CD Mortgage Trust, Series 2017-CD4, Class D, 3.30%, 5/10/50 (b)		46	37,964
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class D, 4.05%, 2/10/49 (c)		150	136,998
FREMF Mortgage Trust, Series 2014-KS02, Class B, (1 mo. LIBOR US + 5.000%), 6.23%, 8/25/23 (a)(b)		1,376	1,370,166
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class D 4.19%, 1/15/46 (b)(c)		175	164,027
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-BXH, Class E, (1 mo. LIBOR US + 3.750%), 4.98%, 4/15/27 (a)(b)		312	309,256

			2,018,411
Total Non-Agency Mortgage-Backed Securities — 7.8%			7,785,400

Other Interests (o)		Beneficial Interest (000)
Electric Utilities — 0.0%
Vistra Energy Corp. (e)(h)		1,200	12

Preferred Securities
Capital Trusts		Par (000)
Banks — 0.2%
HSH Nordbank AG, 7.25% (p)		994	218,680

Preferred Stocks		Shares
Capital Markets — 0.2%
Virtus Investment Partners, Inc., 7.25%, 2/01/20 (f)(i)		2,508	242,448
Chemicals — 0.2%
Rayonier Advanced Materials, Inc., 8.00%, 8/15/19 (i)		1,529	159,062

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	11

Consolidated Schedule of Investments (continued)

Preferred Stocks		Shares	Value
Electronic Equipment, Instruments & Components — 0.6%
Belden, Inc., 6.75%, 7/15/19 (f)(i)		3,487	$367,185
MTS Systems Corp., 8.75%, 7/01/19 (f)(i)		2,058	231,669

			598,854
Health Care Equipment & Supplies — 0.1%
Becton Dickinson and Co., 6.13%, 5/01/20 (i)		1,838	102,230
Machinery — 0.2%
Rexnord Corp., 5.75%, 11/15/18 (i)		4,546	249,712
Multi-Utilities — 0.3%
Black Hills Corp., 7.75%, 11/01/18 (i)		1,105	84,499
Dominion Energy, Inc., 6.75%, 8/15/19 (i)		4,033	206,288

			290,787
Oil, Gas & Consumable Fuels — 0.3%
Berry Petroleum Co. LLC, 0.00% (p)		14,280	142,800
Hess Corp., 1.00%, 2/01/19 (i)		1,011	50,500
Southwestern Energy Co., 6.25%, 1/15/18 (i)		350	4,630
WPX Energy, Inc., 6.25%, 7/31/18 (i)		2,872	137,109

			335,039
Pharmaceuticals — 0.5%
Allergan PLC, 5.50%, 3/01/18 (i)		510	417,812
Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18 (i)		119	38,050

			455,862
Semiconductors & Semiconductor Equipment — 0.0%
SunEdison, Inc., 6.75% (f)(i)(p)		250	25
Thrifts & Mortgage Finance — 0.2%
Fannie Mae, 8.25% (p)		27,000	175,500
Total Preferred Stocks — 2.6%			2,609,519
Total Preferred Securities — 2.8%			2,828,199

Taxable Municipal Bonds — 0.2%		Par (000)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.75%, 7/01/37	USD	305	239,428

U.S. Government Sponsored Agency Securities
Interest Only Collateralized Mortgage Obligations — 3.1%
Fannie Mae:
Series 1997-85, Class M, 6.50%, 12/25/27		597	81,789
Series 2001-61, Class SH, (1 mo. LIBOR US + 7.900%), 6.67%, 11/18/31 (a)		116	23,047
Series 2006-126, Class CS, (1 mo. LIBOR US + 6.700%), 5.47%, 1/25/37 (a)		518	100,676
Series 2007-77, Class SK, (1 mo. LIBOR US + 5.870%), 4.64%, 8/25/37 (a)		470	74,256
Series 2007-88, Class VI, (1 mo. LIBOR US + 6.540%), 5.31%, 9/25/37 (a)		417	81,810
Series 2008-87, Class AS, (1 mo. LIBOR US + 7.650%), 6.42%, 7/25/33 (a)		188	38,261
Series 2011-129, Class S, (1 mo. LIBOR US + 5.500%), 4.27%, 3/25/37 (a)		452	15,721
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.250%), 5.02%, 9/25/45 (a)		481	84,949
Series 345, Class 15, 6.00%, 3/25/34 (c)		578	135,447

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Collateralized Mortgage Obligations (continued)
Freddie Mac:
Series 2325, Class JS, (1 mo. LIBOR US + 21.060%), 17.87%, 6/15/31 (a)	USD	141	$74,038
Series 2416, Class SV, (1 mo. LIBOR US + 7.750%), 6.52%, 5/15/31 (a)		372	66,296
Series 303, Class 110, 3.73%, 1/15/43 (c)		443	86,780
Series 3031, Class BI, (1 mo. LIBOR US + 6.690%), 5.46%, 8/15/35 (a)		460	102,452
Series 4413, Class WI, 1.58%, 10/15/41 (c)		798	42,279
Ginnie Mae:
Series 2003-52, Class SE, (1 mo. LIBOR US + 6.600%), 5.37%, 6/16/33 (a)		457	83,407
Series 2003-89, Class SA, (1 mo. LIBOR US + 5.900%), 4.67%, 10/16/33 (a)		259	41,426
Series 2004-46, Class S, (1 mo. LIBOR US + 7.100%), 5.87%, 6/20/34 (a)		359	76,444
Series 2005-69, Class SY, (1 mo. LIBOR US + 6.750%), 5.52%, 11/20/33 (a)		191	40,449
Series 2011-159, Class PI, 5.50%, 3/16/41		809	131,162
Series 2012-16, Class NI, 6.00%, 5/20/39		316	74,392
Series 2012-H08, Class XA, 3.33%, 9/20/60 (c)		1,410	72,264
Series 2013-44, Class IB, 5.00%, 5/16/42		394	95,642
Series 2014-183, Class IM, 5.00%, 6/20/35		517	125,722
Series 2014-2, Class TI, 5.50%, 1/20/44		379	74,212
Series 2015-102, Class IT, (1 mo. LIBOR US + 6.200%), 0.10%, 7/16/41 (a)		17,155	72,229
Series 2015-80, Class IH, 0.98%, 5/20/44 (c)		2,403	76,263
Series 2015-84, Class IO, 3.50%, 5/16/42		620	118,483
Series 2015-95, Class KI, 6.00%, 2/20/43		361	88,208
Series 2015-H17, Class BI, 1.92%, 6/20/65 (c)		849	94,326
Series 2016-69, Class WI, 4.50%, 5/20/46		1,001	227,564
Series 2016-75, Class SA, (1 mo. LIBOR US + 6.000%), 4.77%, 5/20/40 (a)		631	97,536
Series 2016-78, Class TI, 5.50%, 9/20/36		989	78,349
Series 2016-80, Class CI, 5.00%, 4/20/39		364	31,737
Series 2016-H07, Class NI, 2.17%, 2/20/66 (c)		583	62,332
Series 2016-H11, Class EI, 2.26%, 4/20/66 (c)		896	101,371
Series 2016-H15, Class AI, 2.58%, 7/20/66 (c)		793	95,101
Series 2017-103, Class IM, 5.00%, 6/20/43		443	100,846

			3,067,266
Total U.S. Government Sponsored Agency Securities — 3.1%			3,067,266

See Notes to Consolidated Financial Statements.

12	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)

Warrants	Shares	Value
Banks — 0.7%
Associated Banc-Corp. (Issued/exercisable 12/01/11, 1 Share for 1 Warrant, Expires 11/21/18, Strike Price $19.77)	12,233	$41,470
SunTrust Banks, Inc. (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $44.15)	20,695	254,962
TCF Financial Corp. (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $16.93)	33,975	39,071
Zions Bancorporation (Issued/exercisable 5/20/10, 1.018 Shares for 1 Warrant, Expires 5/22/20, Strike Price $35.89)	29,918	368,291

		703,794
Capital Markets — 0.0%
Avista Healthcare Public Acquisition Corp. (Issued/exercisable 12/2/16, 1 Share for 1 Warrant, Expires 12/2/21, Strike Price $5.75)	7,000	2,450
Boulevard Acquisition Corp. II (Issued/exercisable 11/10/15, 1 Share for 1 Warrant, Expires 9/25/20, Strike Price $11.50)	3,050	2,562
Double Eagle Acquisition Corp. (Issued 10/16/15, exercisable 10/16/16, 0.5 Shares for 1 Warrant, Expires 10/16/20, Strike Price $11.50)	6,989	3,634
Hennessy Capital Acquisition Corp. III (Issued/exercisable 8/1/17, 1 Share for 1 Warrant, Expires 6/15/24, Strike Price $11.50)	5,796	4,057
Kayne Anderson Acquisition Corp. (Issued/exercisable 04/27/17, 1 Share for 1 Warrant, Expires 6/30/22, Strike Price $11.50)	1,968	1,673
National Energy Services Reunited Corp. (Issued/exercisable 6/5/17, 0.5 Shares for 1 Warrant, Expires 6/5/22, Strike Price $5.75)	6,194	3,097
Silver Run Acquisition Corp. II (Issued/exercisable 04/27/17, 1 Share for 1 Warrant, Expires 4/27/22, Strike Price $11.50)	834	1,335

		18,808
Chemicals — 0.1%
AgroFresh Solutions, Inc. (Issued 3/31/14, exercisable 4/07/14, 1 Share for 1 Warrant, Expires 2/19/19, Strike Price $11.50)	55,770	36,808
Food Products — 0.0%
Hostess Brands, Inc. (Issued 10/16/15, exercisable 10/16/16, 0.5 Shares for 1 Warrant, Expires 11/04/21, Strike Price $11.50)	2,966	5,635
Hotels, Restaurants & Leisure — 0.2%
Del Taco Restaurants, Inc. (Issued/exercisable 1/03/14, 1 Share for 1 Warrant, Expires 6/30/20, Strike Price $11.50)	42,676	181,373
Media — 0.0%
Hemisphere Media Group, Inc. (Issued/exercisable 8/19/11, 0.5 Shares for 1 Warrant, Expires 4/04/18, Strike Price $12.00)	21,409	13,702
Metals & Mining — 0.0%
Alio Gold, Inc. (Issued/exercisable 11/30/16, 1 Share for 1 Warrant, Expires 5/30/18, Strike Price CAD 7.00)	6,264	452

Warrants	Shares	Value
Technology Hardware, Storage & Peripherals — 0.0%
Eastman Kodak Co. (Issued/exercisable 10/29/13, 1 Share for 1 Warrant, Expires 9/03/18, Strike Price $16.12)	18,103	$1,177
Total Warrants — 1.0%		961,749
Total Long-Term Investments (Cost — $65,929,521) — 69.3%		69,214,575

Short-Term Securities
Money Market Funds — 27.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.89% (q)(s)	27,502,120	27,502,120
Total Short-Term Securities (Cost — $27,502,120) — 27.5%		27,502,120

Options Purchased
(Cost — $1,026,759) — 1.0%		1,041,960
Total Investments Before Options Written and Investments Sold Short (Cost — $94,458,400) — 97.8%		97,758,655

Options Written
(Premiums Received — $488,039) — (0.5)%		(508,837)

Investments Sold Short
Common Stocks
Air Freight & Logistics — (0.0)%
United Parcel Service, Inc., Class B	394	(45,058)
Auto Components — (0.1)%
BorgWarner, Inc.	728	(33,786)
Continental AG	208	(46,962)
Hella KGaA Hueck & Co.	646	(35,705)

		(116,453)
Automobiles — (0.3)%
Fiat Chrysler Automobiles NV	3,787	(57,214)
Tesla, Inc.	625	(222,438)

		(279,652)
Banks — (2.5)%
Associated Banc-Corp.	5,780	(126,582)
Citizens Financial Group, Inc.	799	(26,471)
SunTrust Banks, Inc.	16,867	(929,372)
TCF Financial Corp.	13,972	(216,985)
Zions Bancorporation	26,552	(1,159,260)

		(2,458,670)
Beverages — (0.1)%
Diageo PLC — ADR	227	(30,511)
Heineken NV	249	(26,133)

		(56,644)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	13

Consolidated Schedule of Investments (continued)

Common Stocks	Shares	Value
Biotechnology — (0.3)%
Flexion Therapeutics, Inc.	3,855	$(99,074)
ImmunoGen, Inc.	19,972	(166,966)

		(266,040)
Capital Markets — (0.3)%
Deutsche Boerse AG	447	(47,823)
FactSet Research Systems, Inc.	115	(18,076)
Thomson Reuters Corp.	403	(18,413)
Virtus Investment Partners, Inc.	1,790	(189,740)

		(274,052)
Chemicals — (0.3)%
AgroFresh Solutions, Inc. (g)	16,551	(117,843)
Rayonier Advanced Materials, Inc.	9,505	(130,409)
Solvay SA	257	(37,303)

		(285,555)
Commercial Services & Supplies — (0.0)%
Team, Inc.	2,006	(24,774)
Communications Equipment — (0.6)%
F5 Networks, Inc.	4,558	(544,134)
InterDigital, Inc.	1,121	(79,983)

		(624,117)
Construction & Engineering — (0.0)%
Arcadis NV	944	(20,517)
Construction Materials — (0.0)%
Buzzi Unicem SpA	1,507	(36,955)
Diversified Financial Services — (0.1)%
Industrivarden AB, Class A	904	(22,601)
Investor AB, Class B	487	(22,783)
L E Lundbergforetagen AB, Class B	295	(22,856)

		(68,240)
Diversified Telecommunication Services — (0.4)%
AT&T Inc.	2,258	(84,585)
Telefonica SA	22,937	(247,460)
Telefonica SA — ADR	3,686	(39,698)

		(371,743)
Electric Utilities — (0.2)%
Terna Rete Elettrica Nazionale SpA	32,015	(189,178)
Electronic Equipment, Instruments & Components — (1.9)%
Amphenol Corp., Class A	2,937	(237,721)
Belden, Inc.	3,679	(283,541)
CDW Corp.	6,830	(433,159)
Corning, Inc.	24,823	(713,909)
MTS Systems Corp.	3,749	(181,452)

		(1,849,782)
Energy Equipment & Services — (0.0)%
Ensco PLC, Class A	8,915	(37,889)
Equity Real Estate Investment Trusts (REITs) — (0.6)%
Iron Mountain, Inc.	12,273	(483,802)
Starwood Waypoint Homes	3,257	(121,258)
Unibail-Rodamco SE	114	(28,999)

		(634,059)
Food & Staples Retailing — (0.1)%
ICA Gruppen AB	1,626	(64,837)
Food Products — (0.5)%
Aryzta AG	599	(18,873)
Hormel Foods Corp	9,986	(306,970)
Hostess Brands, Inc.	1,010	(13,473)

Common Stocks	Shares	Value
Food Products (continued)
Kraft Heinz Co.	2,168	$(175,066)

		(514,382)
Health Care Equipment & Supplies — (0.3)%
Becton Dickinson and Co.	1,328	(264,857)
CR Bard, Inc.	88	(28,231)

		(293,088)
Health Care Providers & Services — (0.1)%
Teladoc, Inc.	1,394	(46,769)
Hotels, Restaurants & Leisure — (0.5)%
Autogrill SpA	4,025	(53,240)
Del Taco Restaurants, Inc.	31,286	(440,507)

		(493,747)
Household Durables — (0.0)%
Steinhoff International Holdings NV	5,522	(26,632)
Household Products — (0.7)%
Central Garden & Pet Co., Class A	1,013	(34,533)
Kimberly-Clark Corp.	1,499	(184,812)
Procter & Gamble Co.	5,447	(502,592)

		(721,937)
Insurance — (0.0)%
Unipol Gruppo Finanziario SpA	9,974	(43,206)
Internet & Direct Marketing Retail — (0.1)%
Ctrip.com International Ltd — ADR	1,000	(51,450)
Internet Software & Services — (0.8)%
Alibaba Group Holding Ltd. — ADR	3,409	(585,462)
Tencent Holdings Ltd. — ADR	1,649	(69,802)
Weibo Corp. — ADR	1,040	(105,144)

		(760,408)
IT Services — (1.7)%
Accenture PLC, Class A	5,924	(774,622)
Amdocs Ltd.	1,939	(125,628)
Automatic Data Processing, Inc.	263	(28,002)
Infosys Ltd. — ADR	29,436	(441,540)
International Business Machines Corp.	2,509	(358,862)

		(1,728,654)
Machinery — (0.5)%
Alfa Laval AB	9,904	(224,429)
Rexnord Corp.	7,981	(190,586)
Sandvik AB	5,833	(96,437)

		(511,452)
Media — (0.4)%
Hemisphere Media Group, Inc.	4,092	(52,991)
Interpublic Group of Cos., Inc.	1,659	(33,412)
Liberty Media Corp-Liberty Formula One, Class C	3,723	(146,314)
Liberty Media Corp-Liberty SiriusXM, Class C	1,047	(46,707)
Mediaset SpA	6,502	(24,088)
Omnicom Group, Inc.	1,677	(121,381)

		(424,893)
Metals & Mining — (0.1)%
Southern Copper Corp.	1,247	(50,753)
thyssenkrupp AG	1,307	(39,260)

		(90,013)

See Notes to Consolidated Financial Statements.

14	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)

Common Stocks	Shares	Value
Multi-Utilities — (0.2)%
Black Hills Corp	1,132	$(79,670)
Dominion Energy, Inc.	1,376	(108,388)

		(188,058)
Oil, Gas & Consumable Fuels — (0.2)%
EQT Corp.	530	(33,040)
Golar LNG Ltd.	1,772	(38,417)
Hess Corp.	870	(33,843)
WPX Energy, Inc.	10,377	(103,666)

		(208,966)
Pharmaceuticals — (0.4)%
Allergan PLC	1,518	(348,351)
Jazz Pharmaceuticals PLC	505	(75,427)

		(423,778)
Software — (0.9)%
Changyou.com Ltd. — ADR	530	(21,211)
Electronic Arts, Inc.	2,008	(243,972)
RealPage, Inc.	4,918	(211,966)
ServiceNow, Inc.	770	(89,466)
Snap, Inc., Class A	4,200	(60,942)
VMware, Inc., Class A (g)	886	(95,777)
Workday, Inc., Class A	1,709	(187,460)

		(910,794)
Specialty Retail — (0.2)%
Best Buy Co., Inc.	2,670	(144,874)
CarMax, Inc.	256	(17,190)

		(162,064)
Textiles, Apparel & Luxury Goods — (0.0)%
Luxottica Group SpA	682	(39,307)
Trading Companies & Distributors — (0.6)%
Fastenal Co.	3,063	(130,698)
Kaman Corp.	1,648	(80,818)
WW Grainger, Inc.	2,606	(423,657)

		(635,173)
Total Common Stocks — (16.0)%		(15,978,986)

Corporate Bonds		Par (000)	Value
Banks — (0.3)%
Canadian Western Bank, 3.46%, 12/17/24 (r)	CAD	359	$(291,265)
Energy Equipment & Services — (0.1)%
Ensco PLC, 4.50%, 10/01/24	USD	121	(88,330)
Oil, Gas & Consumable Fuels — (0.5)%
Continental Resources, Inc., 4.50%, 4/15/23		508	(500,380)
Pharmaceuticals — (0.3)%
Horizon Pharma Investment Ltd., 2.50%, 3/15/22 (i)		200	(181,500)
Horizon Pharma, Inc., 6.63%, 5/01/23		200	(194,000)

			(375,500)
Total Corporate Bonds — (1.2)%			(1,255,475)

Investment Companies		Shares
Direxion Daily Gold Miners Index Bull 3X Shares		1,250	(49,875)
iShares China Large-Cap ETF (s)		20,737	(917,405)
iShares MSCI EAFE ETF (s)		3,153	(210,936)
iShares MSCI Emerging Markets ETF (s)		17,868	(801,022)
iShares MSCI Turkey ETF (s)		3,406	(157,493)
Utilities Select Sector SPDR Fund		4,771	(262,262)
Total Investment Companies — (2.4)%			(2,398,993)
Total Investments Sold Short (Proceeds — $19,059,301) — (19.6)%			(19,633,454)
Total Investments Net of Options Written and Investments Sold Short — 77.7%			77,616,364
Other Assets Less Liabilities — 22.3%			22,303,475

Net Assets — 100.0%			$99,919,839

Notes to Consolidated Schedule of Investments

(a)	Floating rate security. Rate shown is the rate in effect as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	Non-income producing security.

(f)	All or a portion of the security has been pledged as collateral in connection with short sales.

(g)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(i)	Convertible security.

(j)	Issuer filed for bankruptcy and/or is in default.

(k)	Zero-coupon bond.

(l)	Variable rate security. Rate shown is the rate in effect as of period end.

(m)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(n)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(o)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(p)	Perpetual security with no stated maturity date.

(q)	Annualized 7-day yield as of period end.

(r)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	15

Consolidated Schedule of Investments (continued)

(s)	During the year ended August 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at August 31, 2016	Shares Purchased	Shares Sold	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Event Driven Equity Fund, Institutional Class	584,112	833,830	—	1,417,942	$13,569,706	—	$57,529	$625,463
BlackRock Liquidity Funds, T-Fund, Institutional Class	29,519,401	—	(2,017,281)[2]	27,502,120	27,502,120	$150,798	143	—
iShares 20+ Year Treasury Bond ETF	—	3,988	(3,988)	—	—	262	3,379	—
iShares Edge MSCI Minimum Volatility USA ETF	—	6,200	(6,200)	—	—	1,510	(5,025)	—
iShares Edge MSCI USA Momentum Factor ETF	—	484	(484)	—	—	—	871	—
iShares MSCI Brazil Capped ETF	—	5,173	(5,019)	154	6,160	—	5,254	740
iShares MSCI EAFE ETF	—	2,300	(2,300)	—	—	—	656	—
iShares MSCI Emerging Markets ETF	—	5,187	(5,187)	—	—	—	3,222	—
iShares MSCI Spain Capped ETF	—	503	(503)	—	—		1,571	—
iShares MSCI Sweden Capped ETF	—	1,172	—	1,172	40,692	—	—	345
iShares U.S. Preferred Stock ETF	299	—	(299)	—	—	270	(781)	2
Total					$41,118,678	$152,840	$66,819	$626,550

[1] Includes net capital gain distributions. [2] Represents net shares sold.
Affiliate Persons and/or Related Parties Investments Sold Short	Shares Held at August 31, 2016	Shares Purchased	Shares Sold	Shares Held at August 31, 2017	Value at August 31, 2017	Expense	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
iShares 20+ Year Treasury Bond ETF	—	1,312	(1,312)	—	—	—	$ 2,414	—
iShares China Large-Cap ETF	—	27,332	(48,069)	(20,737)	$(917,405)	$(207)	(909)	$(18,528)
iShares Edge MSCI Minimum Volatility USA ETF	(9,316)	9,316	—	—	—	(2,586)	10,476	2,688
iShares iBoxx $ High Yield Corporate Bond ETF	(6,600)	6,600	—	—	—	(8,767)	(20,629)	26,476
iShares MSCI Brazil Capped ETF	—	1326	(1,326)	—	—	(216)	(675)	—
iShares MSCI EAFE ETF	—	10,000	(13,153)	(3,153)	(210,936)	—	4,533	(28)
iShares MSCI Emerging Markets ETF	—	44,215	(62,083)	(17,868)	(801,022)	(481)	(5,168)	(8,989)
iShares MSCI Germany ETF	—	533	(533)	—	—	—	(1,200)	—
iShares MSCI Switzerland Capped ETF	—	1,265	(1,265)	—	—	(23)	(3,675)	—
iShares MSCI Turkey ETF	—	83	(3,489)	(3,406)	(157,493)	(2,601)	(101)	(21,763)
iShares U.S. Healthcare Providers ETF	—	114	(114)	—	—	—	(816)	—
Total					$(2,086,856)	$(14,881)	$(15,750)	$(20,144)

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Amsterdam Exchanges Index	1	September 2017	$123	$(1,490)
Australian Government Bonds (10 Year)	25	September 2017	$2,557	(36,078)
CAC 40 10 Euro Index	1	September 2017	$61	(91)
DAX Index	6	September 2017	$2,155	(23,611)
DJIA Mini e-CBOT	17	September 2017	$1,866	30,518
FTSE 100 Index	32	September 2017	$3,075	18,644
Hang Seng Index	14	September 2017	$2,499	9,225
NASDAQ 100 E-Mini Index	18	September 2017	$2,157	59,785

See Notes to Consolidated Financial Statements.

16	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	2	September 2017	$140	$2,557
S&P 500 E-Mini	13	September 2017	$1,606	16,659
SGX MSCI Singapore Index	6	September 2017	$162	559
TOPIX Index	13	September 2017	$1,917	12,567
Long Gilt British	45	December 2017	$7,407	11,659
U.S. Treasury Bonds (30 Year)	9	December 2017	$1,405	6,449
U.S. Treasury Notes (10 Year)	127	December 2017	$16,127	47,409
U.S. Treasury Notes (5 Year)	32	December 2017	$3,792	6,375

				161,136

Short Contracts
ASX SPI 200 Index	(17)	September 2017	$1,922	(5,097)
Australian Government Bonds (3 Year)	(37)	September 2017	$3,280	3,203
Euro STOXX 50 Index	(20)	September 2017	$815	(7,889)
Euro-Bobl	(2)	September 2017	$317	(383)
Euro-Bund	(20)	September 2017	$3,930	(23,695)
Euro-Schatz	(61)	September 2017	$8,152	(12,321)
FTSE/MIB Index	(11)	September 2017	$1,418	(17,003)
Nikkei 225 Index	(10)	September 2017	$1,791	(3,491)
OMX Stockholm 30 Index	(34)	September 2017	$661	587
S&P 500 E-Mini	(14)	September 2017	$1,729	(8,814)
S&P/Toronto Stock Exchange 60 Index	(5)	September 2017	$714	(698)
3-month Euro Swiss Franc Interest Rate	(1)	December 2017	$263	(79)
ASX 90 Day Bank Accepted Bills	(8)	December 2017	$6,332	(671)
Canadian Bankers Acceptance	(8)	December 2017	$1,578	2,390
Canadian Government Bonds (10 Year)	(26)	December 2017	$2,878	(7,951)
U.S. Treasury Notes (2 Year)	(53)	December 2017	$11,465	(4,656)
3-month EURIBOR	(16)	June 2018	$4,776	(2,427)
90-day Euro Dollar	(53)	June 2018	$13,051	(10,817)
Three Month Sterling	(23)	June 2018	$2,961	(3,837)

				(103,649)
Total				$57,487

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
DKK	777,369	USD	122,879	JPMorgan Chase Bank N.A.	9/14/17	$1,650
GBP	79,940	USD	103,112	JPMorgan Chase Bank N.A.	9/14/17	309
SEK	984,726	USD	122,093	JPMorgan Chase Bank N.A.	9/14/17	1,937
USD	31,322	CHF	29,929	JPMorgan Chase Bank N.A.	9/14/17	82
AUD	2,049	USD	1,619	JPMorgan Chase Bank N.A.	9/20/17	9
AUD	16,502	USD	13,089	JPMorgan Chase Bank N.A.	9/20/17	26
AUD	6,751	USD	5,324	JPMorgan Chase Bank N.A.	9/20/17	41
AUD	54,147	USD	42,966	JPMorgan Chase Bank N.A.	9/20/17	68
AUD	23,614	USD	18,632	JPMorgan Chase Bank N.A.	9/20/17	135
AUD	28,642	USD	22,588	JPMorgan Chase Bank N.A.	9/20/17	175
AUD	135,025	USD	107,120	JPMorgan Chase Bank N.A.	9/20/17	194
AUD	106,012	USD	84,052	JPMorgan Chase Bank N.A.	9/20/17	203
AUD	136,240	USD	108,063	JPMorgan Chase Bank N.A.	9/20/17	216
AUD	37,167	USD	29,308	JPMorgan Chase Bank N.A.	9/20/17	231
AUD	199,912	USD	158,631	JPMorgan Chase Bank N.A.	9/20/17	252
AUD	117,419	USD	92,966	JPMorgan Chase Bank N.A.	9/20/17	355

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	17

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	79,762	USD	63,030	JPMorgan Chase Bank N.A.	9/20/17	$362
AUD	12,129	USD	9,188	JPMorgan Chase Bank N.A.	9/20/17	452
AUD	319,235	USD	253,259	JPMorgan Chase Bank N.A.	9/20/17	458
AUD	117,383	USD	92,797	JPMorgan Chase Bank N.A.	9/20/17	495
AUD	13,880	USD	10,511	JPMorgan Chase Bank N.A.	9/20/17	520
AUD	155,515	USD	122,630	JPMorgan Chase Bank N.A.	9/20/17	968
AUD	78,318	USD	61,225	JPMorgan Chase Bank N.A.	9/20/17	1,019
AUD	38,118	USD	29,098	JPMorgan Chase Bank N.A.	9/20/17	1,197
AUD	36,534	USD	27,737	JPMorgan Chase Bank N.A.	9/20/17	1,298
AUD	333,727	USD	263,897	JPMorgan Chase Bank N.A.	9/20/17	1,338
AUD	45,442	USD	34,400	JPMorgan Chase Bank N.A.	9/20/17	1,715
AUD	60,671	USD	46,097	JPMorgan Chase Bank N.A.	9/20/17	2,122
AUD	61,495	USD	46,599	JPMorgan Chase Bank N.A.	9/20/17	2,276
AUD	67,879	USD	51,385	JPMorgan Chase Bank N.A.	9/20/17	2,562
AUD	97,702	USD	75,043	JPMorgan Chase Bank N.A.	9/20/17	2,607
AUD	219,241	USD	171,425	JPMorgan Chase Bank N.A.	9/20/17	2,820
AUD	304,814	USD	239,234	JPMorgan Chase Bank N.A.	9/20/17	3,021
AUD	99,267	USD	75,440	JPMorgan Chase Bank N.A.	9/20/17	3,454
AUD	113,481	USD	86,221	JPMorgan Chase Bank N.A.	9/20/17	3,970
AUD	160,311	USD	123,081	JPMorgan Chase Bank N.A.	9/20/17	4,328
AUD	128,119	USD	97,344	JPMorgan Chase Bank N.A.	9/20/17	4,480
AUD	157,115	USD	120,227	JPMorgan Chase Bank N.A.	9/20/17	4,643
AUD	146,476	USD	110,994	JPMorgan Chase Bank N.A.	9/20/17	5,420
AUD	226,023	USD	173,603	JPMorgan Chase Bank N.A.	9/20/17	6,032
AUD	340,438	USD	261,377	JPMorgan Chase Bank N.A.	9/20/17	9,192
AUD	269,798	USD	204,837	JPMorgan Chase Bank N.A.	9/20/17	9,589
AUD	314,764	USD	240,281	JPMorgan Chase Bank N.A.	9/20/17	9,882
AUD	334,973	USD	254,995	JPMorgan Chase Bank N.A.	9/20/17	11,230
AUD	358,570	USD	272,439	JPMorgan Chase Bank N.A.	9/20/17	12,540
AUD	356,400	USD	269,973	JPMorgan Chase Bank N.A.	9/20/17	13,281
AUD	393,625	USD	298,533	JPMorgan Chase Bank N.A.	9/20/17	14,306
AUD	390,803	USD	295,942	JPMorgan Chase Bank N.A.	9/20/17	14,654
AUD	901,142	USD	683,108	JPMorgan Chase Bank N.A.	9/20/17	33,088
CAD	17,627	USD	14,099	JPMorgan Chase Bank N.A.	9/20/17	20
CAD	31,452	USD	25,126	JPMorgan Chase Bank N.A.	9/20/17	66
CAD	49,893	USD	39,721	JPMorgan Chase Bank N.A.	9/20/17	242
CAD	368,894	USD	295,057	JPMorgan Chase Bank N.A.	9/20/17	415
CAD	36,559	USD	28,849	JPMorgan Chase Bank N.A.	9/20/17	434
CAD	281,161	USD	224,676	JPMorgan Chase Bank N.A.	9/20/17	524
CAD	47,830	USD	37,610	JPMorgan Chase Bank N.A.	9/20/17	701
CAD	47,016	USD	36,928	JPMorgan Chase Bank N.A.	9/20/17	730
CAD	77,485	USD	61,083	JPMorgan Chase Bank N.A.	9/20/17	980
CAD	88,003	USD	69,444	JPMorgan Chase Bank N.A.	9/20/17	1,044
CAD	131,561	USD	104,294	JPMorgan Chase Bank N.A.	9/20/17	1,082
CAD	557,759	USD	445,583	JPMorgan Chase Bank N.A.	9/20/17	1,164
CAD	146,923	USD	116,473	JPMorgan Chase Bank N.A.	9/20/17	1,208
CAD	320,839	USD	255,765	JPMorgan Chase Bank N.A.	9/20/17	1,217
CAD	31,307	USD	23,635	JPMorgan Chase Bank N.A.	9/20/17	1,441
CAD	243,406	USD	193,322	JPMorgan Chase Bank N.A.	9/20/17	1,638

See Notes to Consolidated Financial Statements.

18	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	118,230	USD	92,737	JPMorgan Chase Bank N.A.	9/20/17	$1,961
CAD	77,859	USD	60,161	JPMorgan Chase Bank N.A.	9/20/17	2,201
CAD	282,932	USD	224,241	JPMorgan Chase Bank N.A.	9/20/17	2,379
CAD	344,267	USD	272,499	JPMorgan Chase Bank N.A.	9/20/17	3,248
CAD	201,549	USD	158,091	JPMorgan Chase Bank N.A.	9/20/17	3,344
CAD	116,820	USD	90,138	JPMorgan Chase Bank N.A.	9/20/17	3,431
CAD	155,737	USD	121,015	JPMorgan Chase Bank N.A.	9/20/17	3,726
CAD	161,303	USD	125,340	JPMorgan Chase Bank N.A.	9/20/17	3,859
CAD	366,572	USD	289,604	JPMorgan Chase Bank N.A.	9/20/17	4,008
CAD	144,274	USD	111,143	JPMorgan Chase Bank N.A.	9/20/17	4,416
CAD	108,524	USD	81,935	JPMorgan Chase Bank N.A.	9/20/17	4,989
CAD	460,597	USD	363,887	JPMorgan Chase Bank N.A.	9/20/17	5,036
CAD	194,150	USD	150,019	JPMorgan Chase Bank N.A.	9/20/17	5,489
CAD	207,543	USD	160,057	JPMorgan Chase Bank N.A.	9/20/17	6,178
CAD	199,564	USD	153,334	JPMorgan Chase Bank N.A.	9/20/17	6,510
CAD	156,808	USD	118,800	JPMorgan Chase Bank N.A.	9/20/17	6,798
CAD	262,251	USD	202,964	JPMorgan Chase Bank N.A.	9/20/17	7,091
CAD	165,121	USD	124,965	JPMorgan Chase Bank N.A.	9/20/17	7,291
CAD	259,015	USD	199,535	JPMorgan Chase Bank N.A.	9/20/17	7,928
CAD	674,219	USD	531,496	JPMorgan Chase Bank N.A.	9/20/17	8,531
CAD	340,772	USD	264,142	JPMorgan Chase Bank N.A.	9/20/17	8,805
CAD	204,863	USD	154,689	JPMorgan Chase Bank N.A.	9/20/17	9,400
CAD	386,172	USD	298,870	JPMorgan Chase Bank N.A.	9/20/17	10,441
CAD	249,285	USD	188,910	JPMorgan Chase Bank N.A.	9/20/17	10,760
CAD	249,644	USD	188,707	JPMorgan Chase Bank N.A.	9/20/17	11,250
CAD	310,264	USD	235,514	JPMorgan Chase Bank N.A.	9/20/17	12,997
CAD	461,340	USD	355,967	JPMorgan Chase Bank N.A.	9/20/17	13,551
CAD	301,606	USD	227,697	JPMorgan Chase Bank N.A.	9/20/17	13,879
CAD	699,789	USD	539,678	JPMorgan Chase Bank N.A.	9/20/17	20,830
EUR	1,399	USD	1,638	JPMorgan Chase Bank N.A.	9/20/17	29
EUR	23,673	USD	28,169	JPMorgan Chase Bank N.A.	9/20/17	43
EUR	50,436	USD	60,015	JPMorgan Chase Bank N.A.	9/20/17	92
EUR	10,327	USD	12,093	JPMorgan Chase Bank N.A.	9/20/17	214
EUR	3,916	USD	4,382	JPMorgan Chase Bank N.A.	9/20/17	285
EUR	6,990	USD	7,822	JPMorgan Chase Bank N.A.	9/20/17	509
EUR	24,459	USD	28,552	JPMorgan Chase Bank N.A.	9/20/17	597
EUR	38,405	USD	45,126	JPMorgan Chase Bank N.A.	9/20/17	643
EUR	46,874	USD	55,094	JPMorgan Chase Bank N.A.	9/20/17	768
EUR	97,013	USD	114,827	JPMorgan Chase Bank N.A.	9/20/17	788
EUR	59,785	USD	70,454	JPMorgan Chase Bank N.A.	9/20/17	795
EUR	77,955	USD	91,800	JPMorgan Chase Bank N.A.	9/20/17	1,102
EUR	95,955	USD	113,131	JPMorgan Chase Bank N.A.	9/20/17	1,223
EUR	37,867	USD	43,592	JPMorgan Chase Bank N.A.	9/20/17	1,536
EUR	439,921	USD	522,585	JPMorgan Chase Bank N.A.	9/20/17	1,688
EUR	187,246	USD	221,025	JPMorgan Chase Bank N.A.	9/20/17	2,124
EUR	31,938	USD	35,790	JPMorgan Chase Bank N.A.	9/20/17	2,272
EUR	279,029	USD	330,240	JPMorgan Chase Bank N.A.	9/20/17	2,291
EUR	50,189	USD	57,483	JPMorgan Chase Bank N.A.	9/20/17	2,329
EUR	35,883	USD	40,199	JPMorgan Chase Bank N.A.	9/20/17	2,564

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	19

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	200,133	USD	235,848	JPMorgan Chase Bank N.A.	9/20/17	$2,660
EUR	217,035	USD	255,884	JPMorgan Chase Bank N.A.	9/20/17	2,766
EUR	548,599	USD	650,508	JPMorgan Chase Bank N.A.	9/20/17	3,282
EUR	101,763	USD	117,928	JPMorgan Chase Bank N.A.	9/20/17	3,347
EUR	55,085	USD	62,060	JPMorgan Chase Bank N.A.	9/20/17	3,587
EUR	351,559	USD	414,612	JPMorgan Chase Bank N.A.	9/20/17	4,356
EUR	124,564	USD	142,495	JPMorgan Chase Bank N.A.	9/20/17	5,953
EUR	90,982	USD	101,940	JPMorgan Chase Bank N.A.	9/20/17	6,487
EUR	852,108	USD	1,008,575	JPMorgan Chase Bank N.A.	9/20/17	6,920
EUR	107,622	USD	120,603	JPMorgan Chase Bank N.A.	9/20/17	7,655
EUR	475,581	USD	558,812	JPMorgan Chase Bank N.A.	9/20/17	7,959
EUR	207,945	USD	239,385	JPMorgan Chase Bank N.A.	9/20/17	8,432
EUR	580,468	USD	682,258	JPMorgan Chase Bank N.A.	9/20/17	9,511
EUR	616,466	USD	725,015	JPMorgan Chase Bank N.A.	9/20/17	9,655
EUR	206,296	USD	235,993	JPMorgan Chase Bank N.A.	9/20/17	9,859
EUR	236,714	USD	270,496	JPMorgan Chase Bank N.A.	9/20/17	11,606
EUR	258,288	USD	296,153	JPMorgan Chase Bank N.A.	9/20/17	11,660
EUR	230,651	USD	259,913	JPMorgan Chase Bank N.A.	9/20/17	14,964
EUR	441,232	USD	494,375	JPMorgan Chase Bank N.A.	9/20/17	31,460
EUR	1,787,354	USD	2,012,525	JPMorgan Chase Bank N.A.	9/20/17	117,543
EUR	3,660,157	USD	4,121,264	JPMorgan Chase Bank N.A.	9/20/17	240,705
GBP	6,194	USD	7,993	JPMorgan Chase Bank N.A.	9/20/17	22
GBP	12,442	USD	16,033	JPMorgan Chase Bank N.A.	9/20/17	67
GBP	34,362	USD	44,264	JPMorgan Chase Bank N.A.	9/20/17	201
GBP	72,376	USD	93,393	JPMorgan Chase Bank N.A.	9/20/17	262
GBP	61,755	USD	79,544	JPMorgan Chase Bank N.A.	9/20/17	367
GBP	78,503	USD	100,884	JPMorgan Chase Bank N.A.	9/20/17	699
GBP	35,716	USD	45,422	JPMorgan Chase Bank N.A.	9/20/17	795
GBP	111,823	USD	143,704	JPMorgan Chase Bank N.A.	9/20/17	996
GBP	265,333	USD	341,793	JPMorgan Chase Bank N.A.	9/20/17	1,549
GBP	297,683	USD	383,607	JPMorgan Chase Bank N.A.	9/20/17	1,597
GBP	301,370	USD	384,825	JPMorgan Chase Bank N.A.	9/20/17	5,150
GBP	321,354	USD	408,682	JPMorgan Chase Bank N.A.	9/20/17	7,152
JPY	1,662,614	USD	15,117	JPMorgan Chase Bank N.A.	9/20/17	21
JPY	3,071,399	USD	27,913	JPMorgan Chase Bank N.A.	9/20/17	52
JPY	586,410	USD	5,198	JPMorgan Chase Bank N.A.	9/20/17	141
JPY	1,415,379	USD	12,683	JPMorgan Chase Bank N.A.	9/20/17	204
JPY	27,170,193	USD	247,079	JPMorgan Chase Bank N.A.	9/20/17	304
JPY	9,790,753	USD	88,664	JPMorgan Chase Bank N.A.	9/20/17	480
JPY	4,837,278	USD	43,561	JPMorgan Chase Bank N.A.	9/20/17	482
JPY	5,752,454	USD	51,556	JPMorgan Chase Bank N.A.	9/20/17	819
JPY	3,094,318	USD	27,247	JPMorgan Chase Bank N.A.	9/20/17	926
JPY	27,036,416	USD	244,854	JPMorgan Chase Bank N.A.	9/20/17	1,310
JPY	13,200,949	USD	118,800	JPMorgan Chase Bank N.A.	9/20/17	1,394
JPY	30,359,055	USD	274,927	JPMorgan Chase Bank N.A.	9/20/17	1,490
JPY	89,096,495	USD	809,699	JPMorgan Chase Bank N.A.	9/20/17	1,517
JPY	33,535,211	USD	303,436	JPMorgan Chase Bank N.A.	9/20/17	1,899
JPY	6,151,511	USD	54,094	JPMorgan Chase Bank N.A.	9/20/17	1,915
JPY	10,236,133	USD	91,135	JPMorgan Chase Bank N.A.	9/20/17	2,065

See Notes to Consolidated Financial Statements.

20	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	20,021,316	USD	179,912	JPMorgan Chase Bank N.A.	9/20/17	$2,380
JPY	17,704,238	USD	158,674	JPMorgan Chase Bank N.A.	9/20/17	2,522
JPY	13,019,241	USD	115,913	JPMorgan Chase Bank N.A.	9/20/17	2,626
JPY	99,412,462	USD	902,149	JPMorgan Chase Bank N.A.	9/20/17	2,993
JPY	43,410,420	USD	391,566	JPMorgan Chase Bank N.A.	9/20/17	3,682
JPY	18,220,600	USD	160,226	JPMorgan Chase Bank N.A.	9/20/17	5,671
JPY	47,813,997	USD	428,441	JPMorgan Chase Bank N.A.	9/20/17	6,902
JPY	44,123,711	USD	394,780	JPMorgan Chase Bank N.A.	9/20/17	6,962
JPY	96,188,262	USD	866,193	JPMorgan Chase Bank N.A.	9/20/17	9,593
JPY	41,904,678	USD	371,242	JPMorgan Chase Bank N.A.	9/20/17	10,297
JPY	63,138,272	USD	555,972	JPMorgan Chase Bank N.A.	9/20/17	18,896
NOK	54,775	USD	7,063	JPMorgan Chase Bank N.A.	9/20/17	1
NOK	661,927	USD	85,296	JPMorgan Chase Bank N.A.	9/20/17	64
NOK	27,055	USD	3,405	JPMorgan Chase Bank N.A.	9/20/17	84
NOK	34,394	USD	4,348	JPMorgan Chase Bank N.A.	9/20/17	87
NOK	121,986	USD	15,634	JPMorgan Chase Bank N.A.	9/20/17	97
NOK	12,034	USD	1,440	JPMorgan Chase Bank N.A.	9/20/17	112
NOK	79,614	USD	10,153	JPMorgan Chase Bank N.A.	9/20/17	114
NOK	52,263	USD	6,561	JPMorgan Chase Bank N.A.	9/20/17	179
NOK	30,037	USD	3,593	JPMorgan Chase Bank N.A.	9/20/17	280
NOK	115,836	USD	14,636	JPMorgan Chase Bank N.A.	9/20/17	302
NOK	186,002	USD	23,624	JPMorgan Chase Bank N.A.	9/20/17	363
NOK	64,379	USD	7,713	JPMorgan Chase Bank N.A.	9/20/17	589
NOK	195,440	USD	24,606	JPMorgan Chase Bank N.A.	9/20/17	598
NOK	346,713	USD	44,003	JPMorgan Chase Bank N.A.	9/20/17	708
NOK	323,569	USD	41,002	JPMorgan Chase Bank N.A.	9/20/17	725
NOK	684,855	USD	87,208	JPMorgan Chase Bank N.A.	9/20/17	1,109
NOK	467,985	USD	59,207	JPMorgan Chase Bank N.A.	9/20/17	1,143
NOK	522,687	USD	66,222	JPMorgan Chase Bank N.A.	9/20/17	1,182
NOK	488,697	USD	61,782	JPMorgan Chase Bank N.A.	9/20/17	1,239
NOK	278,946	USD	34,591	JPMorgan Chase Bank N.A.	9/20/17	1,382
NOK	438,768	USD	54,941	JPMorgan Chase Bank N.A.	9/20/17	1,641
NOK	734,276	USD	93,012	JPMorgan Chase Bank N.A.	9/20/17	1,678
NOK	741,964	USD	93,886	JPMorgan Chase Bank N.A.	9/20/17	1,795
NOK	359,639	USD	44,473	JPMorgan Chase Bank N.A.	9/20/17	1,905
NOK	689,940	USD	87,044	JPMorgan Chase Bank N.A.	9/20/17	1,929
NOK	1,229,499	USD	156,156	JPMorgan Chase Bank N.A.	9/20/17	2,397
NOK	739,693	USD	92,683	JPMorgan Chase Bank N.A.	9/20/17	2,705
NOK	1,235,171	USD	156,277	JPMorgan Chase Bank N.A.	9/20/17	3,007
NOK	1,013,946	USD	127,625	JPMorgan Chase Bank N.A.	9/20/17	3,131
NOK	1,054,080	USD	132,679	JPMorgan Chase Bank N.A.	9/20/17	3,252
NOK	966,200	USD	121,292	JPMorgan Chase Bank N.A.	9/20/17	3,306
NOK	1,052,103	USD	132,162	JPMorgan Chase Bank N.A.	9/20/17	3,514
NOK	1,390,686	USD	175,717	JPMorgan Chase Bank N.A.	9/20/17	3,622
NOK	1,226,482	USD	154,151	JPMorgan Chase Bank N.A.	9/20/17	4,012
NOK	1,511,689	USD	190,319	JPMorgan Chase Bank N.A.	9/20/17	4,624
NOK	3,410,825	USD	406,387	JPMorgan Chase Bank N.A.	9/20/17	33,464
NOK	3,788,706	USD	451,410	JPMorgan Chase Bank N.A.	9/20/17	37,171
SEK	104,767	USD	13,166	JPMorgan Chase Bank N.A.	9/20/17	34

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	21

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	12,362	USD	1,494	JPMorgan Chase Bank N.A.	9/20/17	$63
SEK	9,170	USD	1,092	JPMorgan Chase Bank N.A.	9/20/17	63
SEK	10,539	USD	1,258	JPMorgan Chase Bank N.A.	9/20/17	70
SEK	72,683	USD	9,013	JPMorgan Chase Bank N.A.	9/20/17	145
SEK	54,389	USD	6,551	JPMorgan Chase Bank N.A.	9/20/17	302
SEK	116,447	USD	14,276	JPMorgan Chase Bank N.A.	9/20/17	396
SEK	67,145	USD	7,997	JPMorgan Chase Bank N.A.	9/20/17	463
SEK	136,353	USD	16,575	JPMorgan Chase Bank N.A.	9/20/17	605
SEK	64,481	USD	7,457	JPMorgan Chase Bank N.A.	9/20/17	667
SEK	83,637	USD	9,870	JPMorgan Chase Bank N.A.	9/20/17	668
SEK	171,992	USD	20,907	JPMorgan Chase Bank N.A.	9/20/17	763
SEK	102,385	USD	12,110	JPMorgan Chase Bank N.A.	9/20/17	790
SEK	308,596	USD	38,080	JPMorgan Chase Bank N.A.	9/20/17	802
SEK	156,636	USD	18,825	JPMorgan Chase Bank N.A.	9/20/17	911
SEK	90,895	USD	10,455	JPMorgan Chase Bank N.A.	9/20/17	997
SEK	169,261	USD	20,127	JPMorgan Chase Bank N.A.	9/20/17	1,199
SEK	156,115	USD	18,204	JPMorgan Chase Bank N.A.	9/20/17	1,466
SEK	259,511	USD	30,900	JPMorgan Chase Bank N.A.	9/20/17	1,798
SEK	408,273	USD	49,349	JPMorgan Chase Bank N.A.	9/20/17	2,093
SEK	370,072	USD	44,477	JPMorgan Chase Bank N.A.	9/20/17	2,151
SEK	1,627,483	USD	201,815	JPMorgan Chase Bank N.A.	9/20/17	3,243
SEK	745,378	USD	89,783	JPMorgan Chase Bank N.A.	9/20/17	4,133
SEK	452,133	USD	52,248	JPMorgan Chase Bank N.A.	9/20/17	4,720
SEK	740,279	USD	88,511	JPMorgan Chase Bank N.A.	9/20/17	4,763
SEK	704,333	USD	83,890	JPMorgan Chase Bank N.A.	9/20/17	4,854
SEK	758,392	USD	90,544	JPMorgan Chase Bank N.A.	9/20/17	5,012
SEK	1,099,560	USD	130,448	JPMorgan Chase Bank N.A.	9/20/17	8,093
SEK	762,632	USD	87,676	JPMorgan Chase Bank N.A.	9/20/17	8,413
SEK	1,222,113	USD	145,516	JPMorgan Chase Bank N.A.	9/20/17	8,467
SEK	1,292,663	USD	153,027	JPMorgan Chase Bank N.A.	9/20/17	9,845
SEK	1,280,427	USD	151,449	JPMorgan Chase Bank N.A.	9/20/17	9,881
SEK	1,265,781	USD	149,373	JPMorgan Chase Bank N.A.	9/20/17	10,112
SEK	924,407	USD	106,304	JPMorgan Chase Bank N.A.	9/20/17	10,169
SEK	1,020,479	USD	117,421	JPMorgan Chase Bank N.A.	9/20/17	11,156
SEK	1,665,426	USD	198,311	JPMorgan Chase Bank N.A.	9/20/17	11,528
SEK	1,874,595	USD	222,913	JPMorgan Chase Bank N.A.	9/20/17	13,281
SEK	1,163,025	USD	133,082	JPMorgan Chase Bank N.A.	9/20/17	13,456
USD	7,783	AUD	9,792	JPMorgan Chase Bank N.A.	9/20/17	1
USD	1,441	AUD	1,810	JPMorgan Chase Bank N.A.	9/20/17	3
USD	247,687	AUD	311,626	JPMorgan Chase Bank N.A.	9/20/17	18
USD	37,598	AUD	47,227	JPMorgan Chase Bank N.A.	9/20/17	63
USD	16,952	AUD	21,241	JPMorgan Chase Bank N.A.	9/20/17	70
USD	89,758	AUD	112,729	JPMorgan Chase Bank N.A.	9/20/17	165
USD	94,898	AUD	118,911	JPMorgan Chase Bank N.A.	9/20/17	392
USD	307,698	AUD	386,503	JPMorgan Chase Bank N.A.	9/20/17	519
USD	13,629	CAD	16,953	JPMorgan Chase Bank N.A.	9/20/17	51
USD	400,945	CAD	498,716	JPMorgan Chase Bank N.A.	9/20/17	1,489
USD	31,178	EUR	26,073	JPMorgan Chase Bank N.A.	9/20/17	105
USD	183,252	EUR	153,248	JPMorgan Chase Bank N.A.	9/20/17	619

See Notes to Consolidated Financial Statements.

22	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	130,912	EUR	109,163	JPMorgan Chase Bank N.A.	9/20/17	$818
USD	201,525	EUR	168,185	JPMorgan Chase Bank N.A.	9/20/17	1,092
USD	363,603	EUR	303,196	JPMorgan Chase Bank N.A.	9/20/17	2,271
USD	4,024	GBP	3,058	JPMorgan Chase Bank N.A.	9/20/17	67
USD	199,769	GBP	154,320	JPMorgan Chase Bank N.A.	9/20/17	78
USD	5,727	GBP	4,330	JPMorgan Chase Bank N.A.	9/20/17	124
USD	14,610	GBP	11,185	JPMorgan Chase Bank N.A.	9/20/17	136
USD	31,024	GBP	23,819	JPMorgan Chase Bank N.A.	9/20/17	202
USD	59,223	GBP	45,564	JPMorgan Chase Bank N.A.	9/20/17	263
USD	210,972	GBP	162,723	JPMorgan Chase Bank N.A.	9/20/17	407
USD	27,210	GBP	20,678	JPMorgan Chase Bank N.A.	9/20/17	453
USD	87,775	GBP	67,390	JPMorgan Chase Bank N.A.	9/20/17	572
USD	64,940	GBP	49,717	JPMorgan Chase Bank N.A.	9/20/17	606
USD	225,076	GBP	173,165	JPMorgan Chase Bank N.A.	9/20/17	999
USD	387,061	GBP	298,308	JPMorgan Chase Bank N.A.	9/20/17	1,049
USD	153,360	GBP	117,525	JPMorgan Chase Bank N.A.	9/20/17	1,282
USD	632,016	GBP	486,808	JPMorgan Chase Bank N.A.	9/20/17	2,083
USD	200,763	GBP	153,428	JPMorgan Chase Bank N.A.	9/20/17	2,226
USD	103,913	GBP	78,566	JPMorgan Chase Bank N.A.	9/20/17	2,248
USD	396,073	GBP	302,836	JPMorgan Chase Bank N.A.	9/20/17	4,201
USD	398,123	GBP	303,080	JPMorgan Chase Bank N.A.	9/20/17	5,936
USD	30,343	JPY	3,331,983	JPMorgan Chase Bank N.A.	9/20/17	5
USD	85,680	JPY	9,408,593	JPMorgan Chase Bank N.A.	9/20/17	15
USD	124,171	JPY	13,632,101	JPMorgan Chase Bank N.A.	9/20/17	52
USD	202,602	JPY	22,242,545	JPMorgan Chase Bank N.A.	9/20/17	85
USD	27,094	JPY	2,948,917	JPMorgan Chase Bank N.A.	9/20/17	245
USD	52,316	JPY	5,712,002	JPMorgan Chase Bank N.A.	9/20/17	309
USD	73,932	JPY	8,071,295	JPMorgan Chase Bank N.A.	9/20/17	443
USD	85,731	JPY	9,360,309	JPMorgan Chase Bank N.A.	9/20/17	507
USD	81,237	JPY	8,854,323	JPMorgan Chase Bank N.A.	9/20/17	619
USD	95,581	JPY	10,424,480	JPMorgan Chase Bank N.A.	9/20/17	667
USD	663,190	JPY	72,702,710	JPMorgan Chase Bank N.A.	9/20/17	1,238
USD	180,538	JPY	19,649,669	JPMorgan Chase Bank N.A.	9/20/17	1,630
USD	471,966	JPY	51,525,698	JPMorgan Chase Bank N.A.	9/20/17	2,829
USD	6,980	NZD	9,530	JPMorgan Chase Bank N.A.	9/20/17	140
USD	4,563	NZD	6,131	JPMorgan Chase Bank N.A.	9/20/17	163
USD	21,799	NZD	29,932	JPMorgan Chase Bank N.A.	9/20/17	316
USD	12,936	NZD	17,410	JPMorgan Chase Bank N.A.	9/20/17	440
USD	24,876	NZD	34,036	JPMorgan Chase Bank N.A.	9/20/17	447
USD	34,643	NZD	47,632	JPMorgan Chase Bank N.A.	9/20/17	456
USD	24,680	NZD	33,698	JPMorgan Chase Bank N.A.	9/20/17	493
USD	145,572	NZD	202,129	JPMorgan Chase Bank N.A.	9/20/17	497
USD	67,601	NZD	93,401	JPMorgan Chase Bank N.A.	9/20/17	564
USD	46,440	NZD	63,777	JPMorgan Chase Bank N.A.	9/20/17	665
USD	71,225	NZD	98,249	JPMorgan Chase Bank N.A.	9/20/17	708
USD	39,076	NZD	53,443	JPMorgan Chase Bank N.A.	9/20/17	719
USD	20,573	NZD	27,428	JPMorgan Chase Bank N.A.	9/20/17	887
USD	324,866	NZD	451,145	JPMorgan Chase Bank N.A.	9/20/17	1,064
USD	44,299	NZD	58,962	JPMorgan Chase Bank N.A.	9/20/17	1,980

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	23

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	50,570	NZD	67,576	JPMorgan Chase Bank N.A.	9/20/17	$2,068
EUR	1,153,000	USD	1,325,276	Bank of America N.A.	10/04/17	49,845

						1,444,881

USD	298,403	CAD	378,000	J.P. Morgan Securities LLC	9/14/17	(4,343)
USD	280,068	CHF	270,540	JPMorgan Chase Bank N.A.	9/14/17	(2,323)
USD	125,716	CHF	121,295	JPMorgan Chase Bank N.A.	9/14/17	(891)
USD	36,336	CHF	35,127	JPMorgan Chase Bank N.A.	9/14/17	(329)
USD	33,042	CHF	31,845	JPMorgan Chase Bank N.A.	9/14/17	(198)
USD	31,524	CHF	30,350	JPMorgan Chase Bank N.A.	9/14/17	(155)
USD	352,674	DKK	2,229,480	JPMorgan Chase Bank N.A.	9/14/17	(4,474)
USD	121,130	DKK	763,816	JPMorgan Chase Bank N.A.	9/14/17	(1,228)
USD	1,472,994	EUR	1,252,270	JPMorgan Chase Bank N.A.	9/14/17	(18,904)
USD	647,923	EUR	549,363	JPMorgan Chase Bank N.A.	9/14/17	(6,563)
USD	252,133	EUR	215,053	JPMorgan Chase Bank N.A.	9/14/17	(4,071)
USD	187,905	EUR	159,645	JPMorgan Chase Bank N.A.	9/14/17	(2,289)
USD	102,028	EUR	86,803	JPMorgan Chase Bank N.A.	9/14/17	(1,385)
USD	75,592	EUR	64,520	JPMorgan Chase Bank N.A.	9/14/17	(1,274)
USD	9,580	EUR	8,120	JPMorgan Chase Bank N.A.	9/14/17	(94)
USD	6,808	EUR	5,771	JPMorgan Chase Bank N.A.	9/14/17	(67)
USD	126,086	SEK	1,020,018	JPMorgan Chase Bank N.A.	9/14/17	(2,389)
USD	11,329	SEK	91,787	JPMorgan Chase Bank N.A.	9/14/17	(232)
AUD	285,998	USD	228,622	JPMorgan Chase Bank N.A.	9/20/17	(1,320)
AUD	159,612	USD	127,135	JPMorgan Chase Bank N.A.	9/20/17	(281)
AUD	38,017	USD	30,390	JPMorgan Chase Bank N.A.	9/20/17	(176)
AUD	222,510	USD	176,935	JPMorgan Chase Bank N.A.	9/20/17	(92)
AUD	115,396	USD	91,748	JPMorgan Chase Bank N.A.	9/20/17	(35)
AUD	135,225	USD	107,499	JPMorgan Chase Bank N.A.	9/20/17	(27)
AUD	4,469	USD	3,575	JPMorgan Chase Bank N.A.	9/20/17	(23)
AUD	52,064	USD	41,395	JPMorgan Chase Bank N.A.	9/20/17	(16)
CAD	283,492	USD	228,153	JPMorgan Chase Bank N.A.	9/20/17	(1,085)
CAD	677,435	USD	543,017	JPMorgan Chase Bank N.A.	9/20/17	(413)
CAD	315,214	USD	252,814	JPMorgan Chase Bank N.A.	9/20/17	(338)
CAD	87,545	USD	70,456	JPMorgan Chase Bank N.A.	9/20/17	(335)
CAD	195,110	USD	156,396	JPMorgan Chase Bank N.A.	9/20/17	(119)
GBP	265,799	USD	351,979	JPMorgan Chase Bank N.A.	9/20/17	(8,033)
GBP	250,358	USD	331,251	JPMorgan Chase Bank N.A.	9/20/17	(7,286)
GBP	455,989	USD	595,288	JPMorgan Chase Bank N.A.	9/20/17	(5,235)
GBP	401,995	USD	525,063	JPMorgan Chase Bank N.A.	9/20/17	(4,879)
GBP	165,404	USD	217,631	JPMorgan Chase Bank N.A.	9/20/17	(3,597)
GBP	310,474	USD	405,202	JPMorgan Chase Bank N.A.	9/20/17	(3,446)
GBP	153,265	USD	201,417	JPMorgan Chase Bank N.A.	9/20/17	(3,091)
GBP	259,087	USD	337,825	JPMorgan Chase Bank N.A.	9/20/17	(2,565)
GBP	310,974	USD	404,875	JPMorgan Chase Bank N.A.	9/20/17	(2,473)
GBP	374,497	USD	486,644	JPMorgan Chase Bank N.A.	9/20/17	(2,043)
GBP	87,375	USD	114,826	JPMorgan Chase Bank N.A.	9/20/17	(1,762)
GBP	183,073	USD	238,448	JPMorgan Chase Bank N.A.	9/20/17	(1,550)
GBP	212,812	USD	276,867	JPMorgan Chase Bank N.A.	9/20/17	(1,487)
GBP	287,639	USD	373,681	JPMorgan Chase Bank N.A.	9/20/17	(1,474)
GBP	118,745	USD	155,020	JPMorgan Chase Bank N.A.	9/20/17	(1,363)

See Notes to Consolidated Financial Statements.

24	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	183,218	USD	238,106	JPMorgan Chase Bank N.A.	9/20/17	$(1,020)
GBP	96,214	USD	125,454	JPMorgan Chase Bank N.A.	9/20/17	(952)
GBP	77,225	USD	100,815	JPMorgan Chase Bank N.A.	9/20/17	(886)
GBP	72,208	USD	94,224	JPMorgan Chase Bank N.A.	9/20/17	(786)
GBP	24,134	USD	31,754	JPMorgan Chase Bank N.A.	9/20/17	(525)
GBP	94,021	USD	122,177	JPMorgan Chase Bank N.A.	9/20/17	(513)
GBP	46,822	USD	61,098	JPMorgan Chase Bank N.A.	9/20/17	(510)
GBP	105,589	USD	137,006	JPMorgan Chase Bank N.A.	9/20/17	(373)
GBP	27,861	USD	36,390	JPMorgan Chase Bank N.A.	9/20/17	(338)
GBP	35,046	USD	45,647	JPMorgan Chase Bank N.A.	9/20/17	(297)
GBP	36,366	USD	47,347	JPMorgan Chase Bank N.A.	9/20/17	(289)
GBP	7,731	USD	10,090	JPMorgan Chase Bank N.A.	9/20/17	(86)
GBP	10,533	USD	13,688	JPMorgan Chase Bank N.A.	9/20/17	(59)
GBP	4,763	USD	6,197	JPMorgan Chase Bank N.A.	9/20/17	(33)
JPY	52,402,886	USD	482,712	JPMorgan Chase Bank N.A.	9/20/17	(5,589)
JPY	35,436,138	USD	324,385	JPMorgan Chase Bank N.A.	9/20/17	(1,742)
JPY	17,789,610	USD	162,848	JPMorgan Chase Bank N.A.	9/20/17	(875)
JPY	10,321,870	USD	94,807	JPMorgan Chase Bank N.A.	9/20/17	(827)
JPY	20,977,248	USD	191,508	JPMorgan Chase Bank N.A.	9/20/17	(512)
JPY	5,918,257	USD	54,394	JPMorgan Chase Bank N.A.	9/20/17	(508)
JPY	25,125,922	USD	229,208	JPMorgan Chase Bank N.A.	9/20/17	(439)
JPY	17,356,829	USD	158,374	JPMorgan Chase Bank N.A.	9/20/17	(342)
JPY	10,601,301	USD	96,847	JPMorgan Chase Bank N.A.	9/20/17	(323)
JPY	4,018,153	USD	36,907	JPMorgan Chase Bank N.A.	9/20/17	(322)
JPY	358,536,540	USD	3,264,687	JPMorgan Chase Bank N.A.	9/20/17	(242)
NOK	686,553	USD	88,755	JPMorgan Chase Bank N.A.	9/20/17	(219)
NZD	385,746	USD	289,374	JPMorgan Chase Bank N.A.	9/20/17	(12,511)
NZD	460,193	USD	336,493	JPMorgan Chase Bank N.A.	9/20/17	(6,196)
NZD	261,524	USD	193,361	JPMorgan Chase Bank N.A.	9/20/17	(5,656)
NZD	205,641	USD	152,738	JPMorgan Chase Bank N.A.	9/20/17	(5,143)
NZD	287,663	USD	211,051	JPMorgan Chase Bank N.A.	9/20/17	(4,586)
NZD	191,643	USD	142,002	JPMorgan Chase Bank N.A.	9/20/17	(4,453)
NZD	152,544	USD	113,884	JPMorgan Chase Bank N.A.	9/20/17	(4,398)
NZD	271,225	USD	197,927	JPMorgan Chase Bank N.A.	9/20/17	(3,260)
NZD	226,544	USD	165,575	JPMorgan Chase Bank N.A.	9/20/17	(2,976)
NZD	207,700	USD	151,933	JPMorgan Chase Bank N.A.	9/20/17	(2,859)
NZD	149,808	USD	110,216	JPMorgan Chase Bank N.A.	9/20/17	(2,694)
NZD	149,215	USD	109,228	JPMorgan Chase Bank N.A.	9/20/17	(2,131)
NZD	200,717	USD	146,181	JPMorgan Chase Bank N.A.	9/20/17	(2,119)
NZD	177,343	USD	129,268	JPMorgan Chase Bank N.A.	9/20/17	(1,983)
NZD	111,057	USD	81,667	JPMorgan Chase Bank N.A.	9/20/17	(1,958)
NZD	112,592	USD	82,700	JPMorgan Chase Bank N.A.	9/20/17	(1,889)
NZD	186,744	USD	135,881	JPMorgan Chase Bank N.A.	9/20/17	(1,849)
NZD	168,566	USD	122,754	JPMorgan Chase Bank N.A.	9/20/17	(1,769)
NZD	227,285	USD	164,885	JPMorgan Chase Bank N.A.	9/20/17	(1,755)
NZD	326,083	USD	235,726	JPMorgan Chase Bank N.A.	9/20/17	(1,685)
NZD	185,227	USD	134,576	JPMorgan Chase Bank N.A.	9/20/17	(1,633)
NZD	104,233	USD	76,300	JPMorgan Chase Bank N.A.	9/20/17	(1,489)
NZD	150,397	USD	109,391	JPMorgan Chase Bank N.A.	9/20/17	(1,445)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	25

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	157,314	USD	114,348	JPMorgan Chase Bank N.A.	9/20/17	$(1,438)
NZD	188,929	USD	136,866	JPMorgan Chase Bank N.A.	9/20/17	(1,265)
NZD	102,404	USD	74,644	JPMorgan Chase Bank N.A.	9/20/17	(1,145)
NZD	179,885	USD	130,226	JPMorgan Chase Bank N.A.	9/20/17	(1,117)
NZD	43,471	USD	32,250	JPMorgan Chase Bank N.A.	9/20/17	(1,050)
NZD	40,656	USD	30,125	JPMorgan Chase Bank N.A.	9/20/17	(945)
NZD	42,248	USD	31,237	JPMorgan Chase Bank N.A.	9/20/17	(914)
NZD	119,026	USD	86,337	JPMorgan Chase Bank N.A.	9/20/17	(908)
NZD	52,368	USD	38,486	JPMorgan Chase Bank N.A.	9/20/17	(900)
NZD	87,808	USD	63,892	JPMorgan Chase Bank N.A.	9/20/17	(869)
NZD	114,096	USD	82,748	JPMorgan Chase Bank N.A.	9/20/17	(858)
NZD	78,648	USD	57,274	JPMorgan Chase Bank N.A.	9/20/17	(825)
NZD	36,445	USD	26,976	JPMorgan Chase Bank N.A.	9/20/17	(818)
NZD	32,111	USD	23,850	JPMorgan Chase Bank N.A.	9/20/17	(803)
NZD	206,949	USD	149,336	JPMorgan Chase Bank N.A.	9/20/17	(802)
NZD	150,752	USD	108,979	JPMorgan Chase Bank N.A.	9/20/17	(780)
NZD	22,496	USD	16,876	JPMorgan Chase Bank N.A.	9/20/17	(730)
NZD	198,700	USD	143,311	JPMorgan Chase Bank N.A.	9/20/17	(697)
NZD	50,552	USD	36,979	JPMorgan Chase Bank N.A.	9/20/17	(696)
NZD	38,866	USD	28,581	JPMorgan Chase Bank N.A.	9/20/17	(685)
NZD	64,537	USD	46,925	JPMorgan Chase Bank N.A.	9/20/17	(605)
NZD	71,583	USD	51,981	JPMorgan Chase Bank N.A.	9/20/17	(603)
NZD	61,197	USD	44,441	JPMorgan Chase Bank N.A.	9/20/17	(518)
NZD	262,656	USD	189,015	JPMorgan Chase Bank N.A.	9/20/17	(498)
NZD	51,309	USD	37,295	JPMorgan Chase Bank N.A.	9/20/17	(469)
NZD	79,462	USD	57,476	JPMorgan Chase Bank N.A.	9/20/17	(444)
NZD	14,511	USD	10,833	JPMorgan Chase Bank N.A.	9/20/17	(418)
NZD	16,906	USD	12,542	JPMorgan Chase Bank N.A.	9/20/17	(408)
NZD	25,430	USD	18,657	JPMorgan Chase Bank N.A.	9/20/17	(405)
NZD	21,780	USD	16,024	JPMorgan Chase Bank N.A.	9/20/17	(392)
NZD	35,989	USD	26,148	JPMorgan Chase Bank N.A.	9/20/17	(317)
NZD	17,982	USD	13,208	JPMorgan Chase Bank N.A.	9/20/17	(302)
NZD	58,989	USD	42,616	JPMorgan Chase Bank N.A.	9/20/17	(277)
NZD	28,271	USD	20,530	JPMorgan Chase Bank N.A.	9/20/17	(239)
NZD	48,952	USD	35,365	JPMorgan Chase Bank N.A.	9/20/17	(230)
NZD	9,534	USD	7,057	JPMorgan Chase Bank N.A.	9/20/17	(214)
NZD	86,130	USD	62,011	JPMorgan Chase Bank N.A.	9/20/17	(193)
NZD	13,101	USD	9,595	JPMorgan Chase Bank N.A.	9/20/17	(192)
NZD	24,047	USD	17,394	JPMorgan Chase Bank N.A.	9/20/17	(134)
NZD	8,099	USD	5,922	JPMorgan Chase Bank N.A.	9/20/17	(109)
NZD	56,199	USD	40,442	JPMorgan Chase Bank N.A.	9/20/17	(107)
NZD	13,233	USD	9,599	JPMorgan Chase Bank N.A.	9/20/17	(101)
NZD	18,650	USD	13,458	JPMorgan Chase Bank N.A.	9/20/17	(72)
NZD	10,482	USD	7,593	JPMorgan Chase Bank N.A.	9/20/17	(70)
NZD	8,825	USD	6,402	JPMorgan Chase Bank N.A.	9/20/17	(68)
NZD	17,814	USD	12,848	JPMorgan Chase Bank N.A.	9/20/17	(63)
NZD	8,178	USD	5,923	JPMorgan Chase Bank N.A.	9/20/17	(53)
NZD	2,014	USD	1,472	JPMorgan Chase Bank N.A.	9/20/17	(26)
NZD	1,946	USD	1,409	JPMorgan Chase Bank N.A.	9/20/17	(12)

See Notes to Consolidated Financial Statements.

26	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	196,594	USD	24,804	JPMorgan Chase Bank N.A.	9/20/17	$(34)
USD	3,090,830	AUD	4,082,799	JPMorgan Chase Bank N.A.	9/20/17	(154,036)
USD	506,489	AUD	655,788	JPMorgan Chase Bank N.A.	9/20/17	(14,709)
USD	193,509	AUD	256,596	JPMorgan Chase Bank N.A.	9/20/17	(10,425)
USD	178,075	AUD	232,040	JPMorgan Chase Bank N.A.	9/20/17	(6,342)
USD	89,377	AUD	118,516	JPMorgan Chase Bank N.A.	9/20/17	(4,815)
USD	85,635	AUD	113,333	JPMorgan Chase Bank N.A.	9/20/17	(4,438)
USD	79,957	AUD	105,562	JPMorgan Chase Bank N.A.	9/20/17	(3,940)
USD	90,498	AUD	118,637	JPMorgan Chase Bank N.A.	9/20/17	(3,791)
USD	57,347	AUD	76,150	JPMorgan Chase Bank N.A.	9/20/17	(3,174)
USD	33,894	AUD	44,165	JPMorgan Chase Bank N.A.	9/20/17	(1,207)
USD	182,338	AUD	230,818	JPMorgan Chase Bank N.A.	9/20/17	(1,108)
USD	169,815	AUD	214,710	JPMorgan Chase Bank N.A.	9/20/17	(829)
USD	255,266	AUD	322,150	JPMorgan Chase Bank N.A.	9/20/17	(768)
USD	17,101	AUD	22,418	JPMorgan Chase Bank N.A.	9/20/17	(716)
USD	111,938	AUD	141,614	JPMorgan Chase Bank N.A.	9/20/17	(612)
USD	48,179	AUD	61,290	JPMorgan Chase Bank N.A.	9/20/17	(532)
USD	24,007	AUD	30,810	JPMorgan Chase Bank N.A.	9/20/17	(479)
USD	84,780	AUD	107,257	JPMorgan Chase Bank N.A.	9/20/17	(464)
USD	7,405	AUD	9,782	JPMorgan Chase Bank N.A.	9/20/17	(369)
USD	57,652	AUD	72,899	JPMorgan Chase Bank N.A.	9/20/17	(286)
USD	39,736	AUD	50,270	JPMorgan Chase Bank N.A.	9/20/17	(217)
USD	42,773	AUD	54,085	JPMorgan Chase Bank N.A.	9/20/17	(212)
USD	43,108	AUD	54,391	JPMorgan Chase Bank N.A.	9/20/17	(120)
USD	30,827	AUD	38,904	JPMorgan Chase Bank N.A.	9/20/17	(93)
USD	54,037	AUD	68,095	JPMorgan Chase Bank N.A.	9/20/17	(82)
USD	1,610	AUD	2,066	JPMorgan Chase Bank N.A.	9/20/17	(32)
USD	11,100	AUD	13,988	JPMorgan Chase Bank N.A.	9/20/17	(17)
USD	5,529,320	CAD	7,296,049	JPMorgan Chase Bank N.A.	9/20/17	(314,578)
USD	215,412	CAD	286,744	JPMorgan Chase Bank N.A.	9/20/17	(14,261)
USD	214,518	CAD	283,463	JPMorgan Chase Bank N.A.	9/20/17	(12,526)
USD	196,241	CAD	258,944	JPMorgan Chase Bank N.A.	9/20/17	(11,165)
USD	187,407	CAD	247,258	JPMorgan Chase Bank N.A.	9/20/17	(10,639)
USD	697,076	CAD	882,348	JPMorgan Chase Bank N.A.	9/20/17	(9,656)
USD	143,081	CAD	189,066	JPMorgan Chase Bank N.A.	9/20/17	(8,355)
USD	629,342	CAD	795,733	JPMorgan Chase Bank N.A.	9/20/17	(8,014)
USD	416,541	CAD	528,586	JPMorgan Chase Bank N.A.	9/20/17	(6,840)
USD	307,630	CAD	391,930	JPMorgan Chase Bank N.A.	9/20/17	(6,293)
USD	75,809	CAD	100,193	JPMorgan Chase Bank N.A.	9/20/17	(4,442)
USD	570,442	CAD	717,380	JPMorgan Chase Bank N.A.	9/20/17	(4,156)
USD	182,848	CAD	232,529	JPMorgan Chase Bank N.A.	9/20/17	(3,400)
USD	211,239	CAD	267,474	JPMorgan Chase Bank N.A.	9/20/17	(2,999)
USD	478,553	CAD	601,165	JPMorgan Chase Bank N.A.	9/20/17	(2,960)
USD	51,886	CAD	68,456	JPMorgan Chase Bank N.A.	9/20/17	(2,945)
USD	618,776	CAD	775,127	JPMorgan Chase Bank N.A.	9/20/17	(2,076)
USD	62,477	CAD	80,457	JPMorgan Chase Bank N.A.	9/20/17	(1,967)
USD	338,684	CAD	425,176	JPMorgan Chase Bank N.A.	9/20/17	(1,868)
USD	249,069	CAD	313,088	JPMorgan Chase Bank N.A.	9/20/17	(1,704)
USD	86,800	CAD	110,384	JPMorgan Chase Bank N.A.	9/20/17	(1,614)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	27

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	257,044	CAD	322,621	JPMorgan Chase Bank N.A.	9/20/17	$(1,365)
USD	131,164	CAD	165,033	JPMorgan Chase Bank N.A.	9/20/17	(1,022)
USD	90,222	CAD	113,883	JPMorgan Chase Bank N.A.	9/20/17	(995)
USD	196,908	CAD	246,737	JPMorgan Chase Bank N.A.	9/20/17	(721)
USD	44,465	CAD	56,221	JPMorgan Chase Bank N.A.	9/20/17	(566)
USD	38,118	CAD	48,114	JPMorgan Chase Bank N.A.	9/20/17	(420)
USD	20,151	CAD	25,673	JPMorgan Chase Bank N.A.	9/20/17	(412)
USD	104,799	CAD	131,280	JPMorgan Chase Bank N.A.	9/20/17	(352)
USD	43,032	CAD	54,143	JPMorgan Chase Bank N.A.	9/20/17	(335)
USD	120,751	CAD	151,150	JPMorgan Chase Bank N.A.	9/20/17	(315)
USD	21,476	CAD	27,193	JPMorgan Chase Bank N.A.	9/20/17	(305)
USD	1,414	CAD	1,882	JPMorgan Chase Bank N.A.	9/20/17	(94)
USD	54,162	CAD	67,719	JPMorgan Chase Bank N.A.	9/20/17	(79)
USD	15,016	CAD	18,796	JPMorgan Chase Bank N.A.	9/20/17	(39)
USD	903,710	EUR	803,548	JPMorgan Chase Bank N.A.	9/20/17	(53,913)
USD	348,805	EUR	309,916	JPMorgan Chase Bank N.A.	9/20/17	(20,536)
USD	507,254	EUR	441,632	JPMorgan Chase Bank N.A.	9/20/17	(19,058)
USD	369,183	EUR	323,722	JPMorgan Chase Bank N.A.	9/20/17	(16,610)
USD	364,365	EUR	316,439	JPMorgan Chase Bank N.A.	9/20/17	(12,749)
USD	208,452	EUR	185,603	JPMorgan Chase Bank N.A.	9/20/17	(12,739)
USD	265,071	EUR	232,637	JPMorgan Chase Bank N.A.	9/20/17	(12,173)
USD	244,270	EUR	214,191	JPMorgan Chase Bank N.A.	9/20/17	(10,990)
USD	557,131	EUR	475,967	JPMorgan Chase Bank N.A.	9/20/17	(10,099)
USD	237,526	EUR	207,679	JPMorgan Chase Bank N.A.	9/20/17	(9,975)
USD	520,465	EUR	444,627	JPMorgan Chase Bank N.A.	9/20/17	(9,416)
USD	349,777	EUR	299,975	JPMorgan Chase Bank N.A.	9/20/17	(7,717)
USD	784,144	EUR	664,315	JPMorgan Chase Bank N.A.	9/20/17	(7,549)
USD	317,906	EUR	272,642	JPMorgan Chase Bank N.A.	9/20/17	(7,014)
USD	342,858	EUR	293,564	JPMorgan Chase Bank N.A.	9/20/17	(6,995)
USD	774,440	EUR	655,693	JPMorgan Chase Bank N.A.	9/20/17	(6,978)
USD	525,815	EUR	446,483	JPMorgan Chase Bank N.A.	9/20/17	(6,278)
USD	197,907	EUR	171,271	JPMorgan Chase Bank N.A.	9/20/17	(6,205)
USD	96,195	EUR	85,753	JPMorgan Chase Bank N.A.	9/20/17	(6,001)
USD	123,917	EUR	108,794	JPMorgan Chase Bank N.A.	9/20/17	(5,737)
USD	121,629	EUR	106,747	JPMorgan Chase Bank N.A.	9/20/17	(5,586)
USD	240,109	EUR	205,588	JPMorgan Chase Bank N.A.	9/20/17	(4,899)
USD	379,865	EUR	322,687	JPMorgan Chase Bank N.A.	9/20/17	(4,695)
USD	110,141	EUR	96,276	JPMorgan Chase Bank N.A.	9/20/17	(4,595)
USD	91,003	EUR	79,897	JPMorgan Chase Bank N.A.	9/20/17	(4,214)
USD	65,325	EUR	58,234	JPMorgan Chase Bank N.A.	9/20/17	(4,075)
USD	103,548	EUR	90,285	JPMorgan Chase Bank N.A.	9/20/17	(4,049)
USD	82,438	EUR	72,258	JPMorgan Chase Bank N.A.	9/20/17	(3,675)
USD	94,292	EUR	82,094	JPMorgan Chase Bank N.A.	9/20/17	(3,543)
USD	411,473	EUR	348,022	JPMorgan Chase Bank N.A.	9/20/17	(3,280)
USD	82,520	EUR	71,706	JPMorgan Chase Bank N.A.	9/20/17	(2,936)
USD	152,544	EUR	129,758	JPMorgan Chase Bank N.A.	9/20/17	(2,095)
USD	31,130	EUR	27,680	JPMorgan Chase Bank N.A.	9/20/17	(1,857)
USD	226,601	EUR	191,547	JPMorgan Chase Bank N.A.	9/20/17	(1,674)
USD	88,359	EUR	75,487	JPMorgan Chase Bank N.A.	9/20/17	(1,602)

See Notes to Consolidated Financial Statements.

28	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	82,545	EUR	70,517	JPMorgan Chase Bank N.A.	9/20/17	$(1,493)
USD	11,280	EUR	10,022	JPMorgan Chase Bank N.A.	9/20/17	(664)
USD	102,393	EUR	86,461	JPMorgan Chase Bank N.A.	9/20/17	(646)
USD	56,111	EUR	47,431	JPMorgan Chase Bank N.A.	9/20/17	(415)
USD	297,591	EUR	250,057	JPMorgan Chase Bank N.A.	9/20/17	(412)
USD	22,712	EUR	19,178	JPMorgan Chase Bank N.A.	9/20/17	(143)
USD	6,458	EUR	5,493	JPMorgan Chase Bank N.A.	9/20/17	(89)
USD	5,508	EUR	4,674	JPMorgan Chase Bank N.A.	9/20/17	(62)
USD	764,780	GBP	598,326	JPMorgan Chase Bank N.A.	9/20/17	(9,458)
USD	744,143	GBP	582,365	JPMorgan Chase Bank N.A.	9/20/17	(9,441)
USD	486,592	GBP	381,569	JPMorgan Chase Bank N.A.	9/20/17	(7,161)
USD	258,127	GBP	203,919	JPMorgan Chase Bank N.A.	9/20/17	(5,746)
USD	372,717	GBP	291,859	JPMorgan Chase Bank N.A.	9/20/17	(4,950)
USD	399,333	GBP	312,244	JPMorgan Chase Bank N.A.	9/20/17	(4,713)
USD	427,912	GBP	334,207	JPMorgan Chase Bank N.A.	9/20/17	(4,554)
USD	394,939	GBP	308,364	JPMorgan Chase Bank N.A.	9/20/17	(4,086)
USD	352,595	GBP	274,811	JPMorgan Chase Bank N.A.	9/20/17	(3,012)
USD	73,445	GBP	57,807	JPMorgan Chase Bank N.A.	9/20/17	(1,358)
USD	60,932	GBP	48,136	JPMorgan Chase Bank N.A.	9/20/17	(1,356)
USD	224,101	GBP	173,954	JPMorgan Chase Bank N.A.	9/20/17	(996)
USD	206,807	GBP	160,238	JPMorgan Chase Bank N.A.	9/20/17	(542)
USD	236,222	GBP	182,961	JPMorgan Chase Bank N.A.	9/20/17	(531)
USD	171,730	GBP	133,037	JPMorgan Chase Bank N.A.	9/20/17	(421)
USD	17,675	GBP	13,801	JPMorgan Chase Bank N.A.	9/20/17	(183)
USD	4,536	GBP	3,570	JPMorgan Chase Bank N.A.	9/20/17	(84)
USD	4,052	GBP	3,168	JPMorgan Chase Bank N.A.	9/20/17	(48)
USD	13,820	GBP	10,708	JPMorgan Chase Bank N.A.	9/20/17	(36)
USD	16,230	GBP	12,561	JPMorgan Chase Bank N.A.	9/20/17	(24)
USD	27,257	GBP	21,079	JPMorgan Chase Bank N.A.	9/20/17	(20)
USD	11,575	GBP	8,960	JPMorgan Chase Bank N.A.	9/20/17	(19)
USD	4,496	GBP	3,478	JPMorgan Chase Bank N.A.	9/20/17	(4)
USD	898	GBP	697	JPMorgan Chase Bank N.A.	9/20/17	(4)
USD	779,112	JPY	88,173,098	JPMorgan Chase Bank N.A.	9/20/17	(23,696)
USD	468,033	JPY	52,807,239	JPMorgan Chase Bank N.A.	9/20/17	(12,772)
USD	561,778	JPY	63,049,211	JPMorgan Chase Bank N.A.	9/20/17	(12,280)
USD	610,743	JPY	68,345,761	JPMorgan Chase Bank N.A.	9/20/17	(11,540)
USD	307,140	JPY	34,906,583	JPMorgan Chase Bank N.A.	9/20/17	(10,681)
USD	296,683	JPY	33,165,305	JPMorgan Chase Bank N.A.	9/20/17	(5,284)
USD	503,846	JPY	55,893,634	JPMorgan Chase Bank N.A.	9/20/17	(5,061)
USD	656,437	JPY	72,647,204	JPMorgan Chase Bank N.A.	9/20/17	(5,010)
USD	431,714	JPY	47,935,649	JPMorgan Chase Bank N.A.	9/20/17	(4,736)
USD	290,613	JPY	32,395,422	JPMorgan Chase Bank N.A.	9/20/17	(4,345)
USD	605,479	JPY	66,973,910	JPMorgan Chase Bank N.A.	9/20/17	(4,313)
USD	128,193	JPY	14,343,158	JPMorgan Chase Bank N.A.	9/20/17	(2,400)
USD	75,789	JPY	8,563,292	JPMorgan Chase Bank N.A.	9/20/17	(2,179)
USD	321,062	JPY	35,460,530	JPMorgan Chase Bank N.A.	9/20/17	(1,803)
USD	47,336	JPY	5,379,782	JPMorgan Chase Bank N.A.	9/20/17	(1,646)
USD	66,681	JPY	7,483,740	JPMorgan Chase Bank N.A.	9/20/17	(1,458)
USD	120,509	JPY	13,378,091	JPMorgan Chase Bank N.A.	9/20/17	(1,298)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	29

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	61,487	JPY	6,880,813	JPMorgan Chase Bank N.A.	9/20/17	$(1,162)
USD	168,489	JPY	18,632,715	JPMorgan Chase Bank N.A.	9/20/17	(1,160)
USD	59,489	JPY	6,659,016	JPMorgan Chase Bank N.A.	9/20/17	(1,141)
USD	56,440	JPY	6,301,515	JPMorgan Chase Bank N.A.	9/20/17	(935)
USD	74,502	JPY	8,272,419	JPMorgan Chase Bank N.A.	9/20/17	(818)
USD	150,157	JPY	16,578,908	JPMorgan Chase Bank N.A.	9/20/17	(793)
USD	109,402	JPY	12,098,430	JPMorgan Chase Bank N.A.	9/20/17	(753)
USD	78,365	JPY	8,683,128	JPMorgan Chase Bank N.A.	9/20/17	(695)
USD	64,039	JPY	7,109,219	JPMorgan Chase Bank N.A.	9/20/17	(690)
USD	92,637	JPY	10,242,808	JPMorgan Chase Bank N.A.	9/20/17	(623)
USD	22,850	JPY	2,556,610	JPMorgan Chase Bank N.A.	9/20/17	(428)
USD	55,072	JPY	6,089,327	JPMorgan Chase Bank N.A.	9/20/17	(370)
USD	27,916	JPY	3,093,266	JPMorgan Chase Bank N.A.	9/20/17	(247)
USD	30,576	JPY	3,375,939	JPMorgan Chase Bank N.A.	9/20/17	(161)
USD	44,432	JPY	4,896,810	JPMorgan Chase Bank N.A.	9/20/17	(153)
USD	4,339	JPY	490,380	JPMorgan Chase Bank N.A.	9/20/17	(126)
USD	924	JPY	102,450	JPMorgan Chase Bank N.A.	9/20/17	(9)
USD	220,881	NOK	1,863,183	JPMorgan Chase Bank N.A.	9/20/17	(19,390)
USD	180,245	NOK	1,501,683	JPMorgan Chase Bank N.A.	9/20/17	(13,408)
USD	129,369	NOK	1,095,341	JPMorgan Chase Bank N.A.	9/20/17	(11,884)
USD	127,247	NOK	1,077,764	JPMorgan Chase Bank N.A.	9/20/17	(11,739)
USD	118,209	NOK	998,066	JPMorgan Chase Bank N.A.	9/20/17	(10,499)
USD	111,464	NOK	939,997	JPMorgan Chase Bank N.A.	9/20/17	(9,755)
USD	132,926	NOK	1,094,983	JPMorgan Chase Bank N.A.	9/20/17	(8,280)
USD	91,081	NOK	763,699	JPMorgan Chase Bank N.A.	9/20/17	(7,403)
USD	71,724	NOK	611,606	JPMorgan Chase Bank N.A.	9/20/17	(7,147)
USD	101,471	NOK	839,225	JPMorgan Chase Bank N.A.	9/20/17	(6,754)
USD	81,975	NOK	687,167	JPMorgan Chase Bank N.A.	9/20/17	(6,640)
USD	66,954	NOK	569,324	JPMorgan Chase Bank N.A.	9/20/17	(6,465)
USD	75,783	NOK	634,118	JPMorgan Chase Bank N.A.	9/20/17	(5,991)
USD	105,204	NOK	851,908	JPMorgan Chase Bank N.A.	9/20/17	(4,655)
USD	42,564	NOK	354,071	JPMorgan Chase Bank N.A.	9/20/17	(3,096)
USD	37,309	NOK	310,586	JPMorgan Chase Bank N.A.	9/20/17	(2,743)
USD	70,402	NOK	564,937	JPMorgan Chase Bank N.A.	9/20/17	(2,450)
USD	34,447	NOK	284,166	JPMorgan Chase Bank N.A.	9/20/17	(2,198)
USD	20,337	NOK	171,554	JPMorgan Chase Bank N.A.	9/20/17	(1,786)
USD	16,955	NOK	144,170	JPMorgan Chase Bank N.A.	9/20/17	(1,637)
USD	25,891	NOK	211,877	JPMorgan Chase Bank N.A.	9/20/17	(1,432)
USD	15,101	NOK	127,503	JPMorgan Chase Bank N.A.	9/20/17	(1,341)
USD	11,751	NOK	99,126	JPMorgan Chase Bank N.A.	9/20/17	(1,032)
USD	8,407	NOK	71,178	JPMorgan Chase Bank N.A.	9/20/17	(772)
USD	8,304	NOK	70,268	JPMorgan Chase Bank N.A.	9/20/17	(757)
USD	19,420	NOK	155,835	JPMorgan Chase Bank N.A.	9/20/17	(676)
USD	23,358	NOK	185,532	JPMorgan Chase Bank N.A.	9/20/17	(567)
USD	7,849	NOK	64,918	JPMorgan Chase Bank N.A.	9/20/17	(522)
USD	23,165	NOK	183,572	JPMorgan Chase Bank N.A.	9/20/17	(508)
USD	6,808	NOK	56,737	JPMorgan Chase Bank N.A.	9/20/17	(508)
USD	12,702	NOK	101,916	JPMorgan Chase Bank N.A.	9/20/17	(441)
USD	5,100	NOK	42,068	JPMorgan Chase Bank N.A.	9/20/17	(325)

See Notes to Consolidated Financial Statements.

30	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	12,671	NOK	100,642	JPMorgan Chase Bank N.A.	9/20/17	$(308)
USD	2,519	NOK	21,335	JPMorgan Chase Bank N.A.	9/20/17	(232)
USD	2,544	NOK	21,458	JPMorgan Chase Bank N.A.	9/20/17	(223)
USD	11,232	NOK	88,609	JPMorgan Chase Bank N.A.	9/20/17	(195)
USD	5,250	NOK	42,122	JPMorgan Chase Bank N.A.	9/20/17	(182)
USD	2,200	NOK	18,326	JPMorgan Chase Bank N.A.	9/20/17	(164)
USD	1,572	NOK	13,332	JPMorgan Chase Bank N.A.	9/20/17	(147)
USD	1,412	NOK	11,910	JPMorgan Chase Bank N.A.	9/20/17	(124)
USD	129	NOK	1,019	JPMorgan Chase Bank N.A.	9/20/17	(2)
USD	4,971,241	SEK	42,987,557	JPMorgan Chase Bank N.A.	9/20/17	(445,076)
USD	320,784	SEK	2,773,900	JPMorgan Chase Bank N.A.	9/20/17	(28,720)
USD	242,528	SEK	1,993,290	JPMorgan Chase Bank N.A.	9/20/17	(8,621)
USD	365,495	SEK	2,957,190	JPMorgan Chase Bank N.A.	9/20/17	(7,103)
USD	309,112	SEK	2,506,211	JPMorgan Chase Bank N.A.	9/20/17	(6,664)
USD	167,464	SEK	1,370,716	JPMorgan Chase Bank N.A.	9/20/17	(5,243)
USD	133,388	SEK	1,093,618	JPMorgan Chase Bank N.A.	9/20/17	(4,405)
USD	133,746	SEK	1,093,265	JPMorgan Chase Bank N.A.	9/20/17	(4,003)
USD	120,879	SEK	987,471	JPMorgan Chase Bank N.A.	9/20/17	(3,540)
USD	158,652	SEK	1,286,409	JPMorgan Chase Bank N.A.	9/20/17	(3,432)
USD	218,432	SEK	1,759,862	JPMorgan Chase Bank N.A.	9/20/17	(3,306)
USD	135,101	SEK	1,097,607	JPMorgan Chase Bank N.A.	9/20/17	(3,195)
USD	119,267	SEK	968,730	JPMorgan Chase Bank N.A.	9/20/17	(2,790)
USD	104,543	SEK	851,739	JPMorgan Chase Bank N.A.	9/20/17	(2,774)
USD	79,314	SEK	649,591	JPMorgan Chase Bank N.A.	9/20/17	(2,533)
USD	24,771	SEK	215,060	JPMorgan Chase Bank N.A.	9/20/17	(2,326)
USD	138,570	SEK	1,117,985	JPMorgan Chase Bank N.A.	9/20/17	(2,293)
USD	129,615	SEK	1,046,794	JPMorgan Chase Bank N.A.	9/20/17	(2,278)
USD	94,512	SEK	767,912	JPMorgan Chase Bank N.A.	9/20/17	(2,243)
USD	70,400	SEK	572,736	JPMorgan Chase Bank N.A.	9/20/17	(1,763)
USD	81,680	SEK	661,555	JPMorgan Chase Bank N.A.	9/20/17	(1,674)
USD	16,621	SEK	143,580	JPMorgan Chase Bank N.A.	9/20/17	(1,469)
USD	21,070	SEK	178,659	JPMorgan Chase Bank N.A.	9/20/17	(1,441)
USD	33,624	SEK	278,216	JPMorgan Chase Bank N.A.	9/20/17	(1,431)
USD	67,090	SEK	542,117	JPMorgan Chase Bank N.A.	9/20/17	(1,215)
USD	62,328	SEK	502,902	JPMorgan Chase Bank N.A.	9/20/17	(1,036)
USD	55,367	SEK	447,046	JPMorgan Chase Bank N.A.	9/20/17	(959)
USD	59,788	SEK	481,792	JPMorgan Chase Bank N.A.	9/20/17	(917)
USD	38,358	SEK	310,998	JPMorgan Chase Bank N.A.	9/20/17	(827)
USD	8,755	SEK	74,236	JPMorgan Chase Bank N.A.	9/20/17	(599)
USD	28,121	SEK	227,522	JPMorgan Chase Bank N.A.	9/20/17	(547)
USD	27,167	SEK	219,202	JPMorgan Chase Bank N.A.	9/20/17	(452)
USD	25,786	SEK	208,042	JPMorgan Chase Bank N.A.	9/20/17	(427)
USD	20,322	SEK	164,268	JPMorgan Chase Bank N.A.	9/20/17	(376)
USD	2,684	SEK	23,299	JPMorgan Chase Bank N.A.	9/20/17	(252)
USD	7,340	SEK	60,078	JPMorgan Chase Bank N.A.	9/20/17	(230)
USD	12,024	SEK	97,111	JPMorgan Chase Bank N.A.	9/20/17	(211)
USD	11,500	SEK	92,673	JPMorgan Chase Bank N.A.	9/20/17	(176)
USD	37,829	SEK	301,403	JPMorgan Chase Bank N.A.	9/20/17	(147)
USD	1,523	SEK	13,219	JPMorgan Chase Bank N.A.	9/20/17	(143)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	31

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,962	SEK	32,486	JPMorgan Chase Bank N.A.	9/20/17	$(131)
USD	2,797	SEK	22,652	JPMorgan Chase Bank N.A.	9/20/17	(57)
USD	1,644	SEK	13,358	JPMorgan Chase Bank N.A.	9/20/17	(39)
USD	244,076	EUR	208,000	J.P. Morgan Securities LLC	9/21/17	(3,820)
USD	2,599,948	EUR	2,308,900	Bank of America N.A.	10/04/17	(153,751)

						(2,233,863)
Net Unrealized Depreciation						$(788,982)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
S&P 500 Index	24	9/01/17	USD	2,500.00	USD	5,932	$420
Comcast Corp.	123	9/15/17	USD	42.50	USD	500	861
Comcast Corp.	67	9/15/17	USD	32.50	USD	272	54,773
EURO STOXX 50 Index	15	9/15/17	EUR	3,525.00	EUR	513	625
Telefonica SA — ADR	67	9/15/17	USD	12.50	USD	72	503
Telefonica SA — ADR	18	9/15/17	USD	10.00	USD	19	1,620
S&P 500 Index	2	9/29/17	USD	2,475.00	USD	494	3,900
Arconic, Inc.	13	10/20/17	USD	32.00	USD	33	65
Barnes & Noble, Inc.	29	10/20/17	USD	9.00	USD	22	508
Dell Technologies, Inc.	33	10/20/17	USD	55.00	USD	247	66,330
iPath S&P 500 VIX Short-Term Futures ETN[1]	17	10/20/17	USD	14.00	USD	20	1,122
iPath S&P 500 VIX Short-Term Futures ETN[1]	200	10/20/17	USD	18.00	USD	232	5,400
iPath S&P 500 VIX Short-Term Futures ETN[1]	41	10/20/17	USD	11.00	USD	47	5,597
VMware, Inc., Class A	33	10/20/17	USD	110.00	USD	357	7,178
Zions Bancorp	50	10/20/17	USD	42.00	USD	218	12,775
Allergan PLC	4	11/17/17	USD	290.00	USD	92	80
Ctrip.com International Ltd. — GDR	15	1/19/18	USD	47.50	USD	77	9,225
General Mills, Inc.	42	1/19/18	USD	55.00	USD	224	6,657
iShares China Large-Cap ETF	326	1/19/18	USD	40.00	USD	1,442	152,405
iShares China Large-Cap ETF	101	1/19/18	USD	42.00	USD	447	32,067
iShares MSCI Brazil Capped ETF	13	1/19/18	USD	34.00	USD	52	8,743
iShares MSCI EAFE Index ETF	279	1/19/18	USD	66.00	USD	1,867	69,052
iShares MSCI EAFE Index ETF	55	1/19/18	USD	64.00	USD	368	21,725
iShares MSCI Emerging Markets Index ETF	375	1/19/18	USD	41.00	USD	1,681	175,313
iShares MSCI Emerging Markets Index ETF	104	1/19/18	USD	44.00	USD	466	24,076
Weibo Corp. — ADR	10	1/19/18	USD	130.00	USD	101	2,950
Electricite de France SA	140	6/15/18	EUR	8.00	EUR	125	21,000

							684,970

Put
iPath S&P 500 VIX Short-Term Futures ETN[1]	27	9/15/17	USD	11.00	USD	31	472
iShares iBoxx $ High Yield Corporate Bond ETF	88	9/15/17	USD	85.00	USD	780	352
Palo Alto Networks, Inc.	15	9/15/17	USD	80.00	USD	199	82
S&P 500 Index	7	9/15/17	USD	2,465.00	USD	1,730	8,470
S&P 500 Index	2	9/15/17	USD	2,475.00	USD	494	3,230
Southwestern Energy Co.	20	9/15/17	USD	5.00	USD	11	110
Telefonica SA — ADR	46	9/15/17	USD	10.00	USD	50	345

See Notes to Consolidated Financial Statements.

32	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Whole Foods Market, Inc.	69	9/15/17	USD	42.00	USD	290	$103
S&P 500 Index	3	9/29/17	USD	2,400.00	USD	741	2,355
Barnes & Noble, Inc.	29	10/20/17	USD	4.00	USD	22	146
iPath S&P 500 VIX Short-Term Futures ETN[1]	266	10/20/17	USD	12.00	USD	308	39,102
iPath S&P 500 VIX Short-Term Futures ETN[1]	192	10/20/17	USD	11.00	USD	222	15,936
Ctrip.com International Ltd. — GDR	15	1/19/18	USD	47.50	USD	77	2,925
Golar LNG Ltd.	59	1/19/18	USD	15.00	USD	128	2,950
Hess Corp.	117	1/19/18	USD	37.50	USD	455	32,877
iShares China Large-Cap ETF	326	1/19/18	USD	39.00	USD	1,442	23,309
iShares China Large-Cap ETF	183	1/19/18	USD	42.00	USD	810	27,999
iShares MSCI Brazil Capped ETF	74	1/19/18	USD	33.00	USD	296	4,181
iShares MSCI EAFE Index ETF	157	1/19/18	USD	62.00	USD	1,050	12,560
iShares MSCI EAFE Index ETF	309	1/19/18	USD	66.00	USD	2,067	54,229
iShares MSCI Emerging Markets Index ETF	445	1/19/18	USD	41.00	USD	1,995	37,602
iShares MSCI Emerging Markets Index ETF	179	1/19/18	USD	44.00	USD	802	29,624
Pioneer Natural Resources Co.	35	1/19/18	USD	120.00	USD	454	20,300
Tesla, Inc.	27	1/19/18	USD	110.00	USD	961	648
Tesla, Inc.	7	1/18/19	USD	260.00	USD	249	17,430

							337,337
Total							$1,022,307

[1]	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
salesforce.com, Inc.	Jefferies LLC	9	11/17/17	USD	92.50	USD	86	$5,063
salesforce.com, Inc.	UBS Securities LLC	9	11/17/17	USD	92.50	USD	86	5,062

								10,125

Put
AT&T Inc.	Jefferies LLC	50	1/19/18	USD	35.00	USD	187	4,625
AT&T Inc.	UBS Securities LLC	53	1/19/18	USD	35.00	USD	199	4,903

								9,528
Total								$19,653

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Comcast Corp., Class A	95	9/15/17	USD	37.50	USD	386	$(30,875)
NASDAQ-100	1	9/15/17	USD	5,825.00	USD	599	(18,085)
S&P 500 Index	7	9/15/17	USD	2,465.00	USD	1,730	(12,180)
VMware, Inc., Class A	6	9/15/17	USD	95.00	USD	65	(7,890)
VMware, Inc., Class A	4	9/15/17	USD	90.00	USD	43	(7,260)
iPath S&P 500 VIX Short-Term Futures ETN[1]	25	10/20/17	USD	72.00	USD	116	(2,787)
iPath S&P 500 VIX Short-Term Futures ETN[1]	5	10/20/17	USD	44.00	USD	23	(2,725)
iPath S&P 500 VIX Short-Term Futures ETN[1]	2	10/20/17	USD	56.00	USD	9	(502)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	33

Consolidated Schedule of Investments (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
VMware, Inc., Class A	33	10/20/17	USD	90.00	USD	357	$(60,390)
AgroFresh Solutions, Inc.	13	1/19/18	USD	7.50	USD	9	(910)
S&P 500 Index	11	1/19/18	USD	2,450.00	USD	2,719	(90,970)
S&P 500 Index	5	1/19/18	USD	2,400.00	USD	1,236	(59,575)
S&P 500 Index	4	1/19/18	USD	2,475.00	USD	989	(26,600)

							(320,749)

Put
iPath S&P 500 VIX Short-Term Futures ETN[1]	24	10/20/17	USD	44.00	USD	111	(8,100)
iPath S&P 500 VIX Short-Term Futures ETN[1]	17	10/20/17	USD	48.00	USD	79	(10,285)
Barnes & Noble, Inc.	29	1/19/18	USD	7.00	USD	22	(2,103)
Pioneer Natural Resources Co.	35	1/19/18	USD	90.00	USD	454	(2,800)
S&P 500 Index	7	1/19/18	USD	2,450.00	USD	1,730	(44,170)
S&P 500 Index	7	1/19/18	USD	2,475.00	USD	1,730	(51,205)
S&P 500 Index	6	1/19/18	USD	2,325.00	USD	1,483	(21,120)
S&P 500 Index	5	1/19/18	USD	2,400.00	USD	1,236	(25,425)
S&P 500 Index	4	1/19/18	USD	2,425.00	USD	989	(22,880)

							(188,088)
Total							$(508,837)

[1]	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid	Unrealized Appreciation
Republic of France	0.25%	Quarterly	12/20/19	USD	900	$ 3,605	$ 816	$ 2,789
Chesapeake Energy Corp.	5.00%	Quarterly	6/20/22	USD	300	43,880	22,162	21,718
Total						$47,485	$22,978	$24,507

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received)	Unrealized Depreciation
Republic of France	0.25%	Quarterly	12/20/19	AA	USD	900	$ (3,605)	$ 3,553	$ (7,158)
J C Penney Co., Inc.	5.00%	Quarterly	6/20/22	B	USD	250	(31,082)	(23,247)	(7,835)
Total							$(34,687)	$(19,694)	$(14,993)

[1]	Using Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Consolidated Financial Statements.

34	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)

OTC Credit Default Swaps — Buy Protection

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid	Unrealized Depreciation
Stena AB	5.00%	Quarterly	J.P. Morgan Securities LLC	12/20/21	EUR 200	$10,036	$20,612	$(10,576)

OTC Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Upfront Premium Received	Unrealized Depreciation
Caterpillar, Inc.	0.62%	Quarterly	Morgan Stanley & Co. International PLC	12/20/21	A	USD 200	$(5,871)	$(3,110)	$(2,761)

[1]	Using Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Reference Entity	Floating Rate[1]	Payment Frequency	Counterparty	Termination Date	Contract Amount	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
STOXX Europe 600 Automobiles & Parts Index	3-month EURIBOR	Quarterly	Morgan Stanley & Co. International PLC	12/31/49	198	EUR	76	$(561)	—	$(561)
STOXX Europe 600 Chemicals Index	3-month EURIBOR	Quarterly	Morgan Stanley & Co. International PLC	12/31/49	153	EUR	66	1,099	—	1,099
STOXX Europe 600 Basic Resources Index	3-month EURIBOR	At Termination	Morgan Stanley & Co. International PLC	12/31/49	723	EUR	222	(18,607)	—	(18,607)
STOXX Europe 600 Gross Index[2]	6-month EURIBOR	Monthly	Morgan Stanley & Co. International PLC	12/31/49	5,493	EUR	993	5,739	—	5,739
STOXX Europe 600 Utilities Index	3-month EURIBOR	Quarterly	Morgan Stanley & Co. International PLC	12/31/49	600	EUR	132	2,582	—	2,582
Total								$(9,748)	—	$(9,748)

[1]	Fund receives the floating rate and pays the total return of the reference entity.

[2]	This is a custom index comprised of 77.97% STOXX Europe Large 200, 15.23% STOXX Europe Mid 200, and 6.80% STOXX Europe Small 200.

OTC Total Return Swaps1

Reference Entity	Counterparty	Expiration Dates	Net Notional Amount	Unrealized Depreciation	Net Value of Reference Entities
Equity Securities Long/Short	Morgan Stanley & Co. International PLC	5/09/18-8/26/19	USD 2,100,566	$(6,563)[2]	$2,094,955

[1]

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-3991 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental Exchange LIBOR:

 EUR 1 Week

 GBP 1 Week

 USD 1 Week

[2]	Amount includes $(952) of net dividends and financing fees.

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	35

Consolidated Schedule of Investments (continued)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC, as of period end, expiration dates 5/09/18-8/26/19:

	Shares	Value
Reference Entity — Long
Auto Components — 2.0%
Gestamp Automocion SA	6,218	$42,489
Automobiles — 11.9%
Renault SA	2,808	248,624
Banks — 14.9%
Banco Comercial Portugues SA	549,062	146,025
Credit Agricole SA	9,383	165,606

		311,631
Chemicals — 13.6%
Arkema SA	2,624	285,386
Construction & Engineering — 4.8%
Vinci SA	1,085	99,830
Electric Utilities — 5.9%
Electricite de France SA	11,632	123,149
Electrical Equipment — 10.6%
Schneider Electric SE	2,757	222,327
Health Care Equipment & Supplies — 1.5%
BioMerieux	130	31,832
Insurance — 33.1%
Phoenix Group Holdings	24,106	244,040
Prudential PLC	16,291	382,417
RSA Insurance Group PLC	7,758	66,889

		693,346
Internet Software & Services — 9.0%
Altaba, Inc.	2,948	188,908
Metals & Mining — 23.8%
BHP Billiton PLC	10,741	204,482
South32 Ltd.	124,024	293,323

		497,805
Multi-Utilities — 12.3%
National Grid PLC	20,392	257,017
Pharmaceuticals — 0.8%
Bayer AG — Registered Shares	126	16,150
Professional Services — 11.7%
Teleperformance	1,777	244,438
Real Estate Management & Development — 12.0%
Aroundtown Property Holdings PLC	37,589	250,542
Transportation Infrastructure — 4.6%
Aena SA	493	96,434
Total Reference Entity — Long		3,609,908

	Shares	Value
Reference Entity — Short
Aerospace & Defense — (2.9)%
Cobham PLC	(16,654)	$(29,568)
Meggitt PLC	(4,748)	(31,803)

		(61,371)
Automobiles — (3.0)%
Peugeot SA	(2,941)	(62,184)
Capital Markets — (1.0)%
Hargreaves Lansdown PLC	(1,174)	(21,243)
Chemicals — (7.1)%
Johnson Matthey PLC	(805)	(28,803)
LANXESS AG	(1,425)	(106,415)
Victrex PLC	(509)	(13,398)

		(148,616)
Commercial Services & Supplies — (4.7)%
G4S PLC	(5,641)	(20,664)
Serco Group PLC	(31,836)	(48,511)
Societe BIC SA	(240)	(28,830)

		(98,005)
Construction & Engineering — (3.7)%
ACS Actividades de Construccion y Servicios SA	(745)	(28,201)
Bouygues SA	(1,085)	(49,219)

		(77,420)
Containers & Packaging — (1.9)%
RPC Group PLC	(3,234)	(38,760)
Diversified Telecommunication Services — (1.8)%
Inmarsat PLC	(4,067)	(38,512)
Equity Real Estate Investment Trusts (REITs) — (2.0)%
Klepierre SA	(1,022)	(41,198)
Food & Staples Retailing — (1.8)%
METRO AG	(1,921)	(37,550)
Household Products — (2.8)%
Reckitt Benckiser Group PLC	(615)	(58,319)
Insurance — (7.8)%
Admiral Group PLC	(1,208)	(30,178)
Legal & General Group PLC	(39,369)	(132,573)

		(162,751)
Media — (3.0)%
JCDecaux SA	(826)	(27,043)
Publicis Groupe SA	(523)	(35,294)

		(62,337)
Metals & Mining — (13.5)%
BHP Billiton Ltd. — ADR	(5,888)	(256,128)
First Quantum Minerals Ltd.	(2,189)	(26,382)

		(282,510)
Multiline Retail — (1.8)%
Marks & Spencer Group PLC	(9,102)	(37,684)

See Notes to Consolidated Financial Statements.

36	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)

	Shares	Value
Multi-Utilities — (7.7)%
Engie SA	(9,666)	$(161,403)
Personal Products — (6.0)%
Unilever PLC	(2,144)	(125,090)
Total Reference Entity — Short		(1,514,953)
Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$2,094,955

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps[1]	$26,531	$(23,247)	$24,507	$(14,993)
OTC Derivatives	$20,612	$(3,110)	$9,420	$(39,068)

[1]

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$151,101	—	$ 77,485	—	$228,586
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$1,444,881	—	—	1,444,881
Options purchased	Investments at value — unaffiliated[2]	—	—	1,041,960	—	—	—	1,041,960
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$24,507	—	—	—	—	24,507
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	20,612	9,420	—	—	—	30,032
Total		—	$45,119	$1,202,481	$1,444,881	$ 77,485	—	$2,769,966

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$68,184	—	$102,915	—	$171,099
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$2,233,863	—	—	2,233,863
Options written	Options written, at value	—	—	508,837	—	—	—	508,837
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$14,993	—	—	—	—	14,993
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	16,447	25,731	—	—	—	42,178
Total		—	$31,440	$602,752	$2,233,863	$102,915	—	$2,970,970

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	37

Consolidated Schedule of Investments (continued)

For the year ended August 31, 2017, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$484,123	—	$(375,579)	—	$108,544
Forward foreign currency exchange contracts	—	—		$(133,854)	—	—	(133,854)
Options purchased[1]	—	—	(538,476)	—	—	—	(538,476)
Options written	—	—	52,493	—	—	—	52,493
Swaps	—	$(316,443)	(60,861)	—	275,272	—	(102,032)

Total	—	$(316,443)	$(62,721)	$(133,854)	$(100,307)	—	$(613,325)

[1]	Options purchased are included in the net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$113,197	—	$(80,745)	—	$32,452
Forward foreign currency exchange contracts	—	—	—	$(1,214,720)	—	—	(1,214,720)
Options purchased[1]	—	—	98,057	—	—	—	98,057
Options written	—	—	(41,884)	—	—	—	(41,884)
Swaps	—	$13,041	(109,904)	—	225,317	—	128,454

Total	—	$13,041	$59,466	$(1,214,720)	$144,572	—	$(997,641)

[1]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$42,496,351
Average notional value of contracts — short	$92,346,907
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$63,929,011
Average amounts sold — in USD	$56,985,382
Options:
Average value of option contracts purchased	$741,333
Average value of option contracts written	$308,615
Credit default swaps:
Average notional value — buy protection	$9,583,233
Average notional value — sell protection	$437,500
Interest rate swaps:
Average notional value — pays fixed rate	$2,725,000
Total return swaps:
Average notional value	$4,373,561

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

38	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Schedule of Investments (continued)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$282,790		$105,011
Forward foreign currency exchange contracts	1,444,881		2,233,863
Options	1,041,960	[1]	508,837
Swaps — centrally cleared	19,290		—
Swaps — OTC[2]	30,032		42,178

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$2,818,953		$2,889,889
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,324,387)		(613,848)

Total derivative assets and liabilities subject to an MNA	$1,494,566		$2,276,041

[1]

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A	$49,845	$(49,845)	—	—	—
J.P. Morgan Securities LLC	20,612	(18,739)	—	—	$ 1,873
Jefferies LLC	9,688	—	—	—	9,688
JPMorgan Chase Bank N.A	1,395,036	(1,395,036)	—	—	—
Morgan Stanley & Co. International PLC	9,420	(9,420)	—	—	—
UBS Securities LLC	9,965	—	—	—	9,965

Total	$1,494,566	$(1,473,040)	—	—	$21,526

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4,5]
Bank of America N.A	$160,314	$(49,845)	—	—	$110,469
J.P. Morgan Securities LLC	18,739	(18,739)	—	—	—
JPMorgan Chase Bank N.A	2,071,949	(1,395,036)	—	$(310,668)	366,245
Morgan Stanley & Co. International PLC	25,039	(9,420)	—	—	15,619

Total	$2,276,041	$(1,473,040)	—	$(310,668)	$492,333

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable on the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	39

Consolidated Schedule of Investments (concluded)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$8,128,824	—	$8,128,824
Common Stocks[1]	$13,043,364	4,144,032	$23,087	17,210,483
Corporate Bonds[1]	—	7,731,590	—	7,731,590
Floating Rate Loan Interests[1]	—	2,858,748	499,997	3,358,745
Foreign Government Obligations	—	546,252	—	546,252
Investment Companies	17,356,627	—	—	17,356,627
Non-Agency Mortgage-Backed Securities	—	7,785,400	—	7,785,400
Other Interests	—	—	12	12
Preferred Securities[1]	2,235,025	593,174	—	2,828,199
Taxable Municipal Bonds	—	239,428	—	239,428
U.S. Government Sponsored Agency Securities	—	3,067,266	—	3,067,266
Warrants[1]	948,047	13,702	—	961,749
Short-Term Securities	27,502,120	—	—	27,502,120
Options Purchased:
Equity Contracts	1,031,835	10,125	—	1,041,960
Liabilities:
Investments Sold Short[1]	(16,905,181)	(2,728,273)	—	(19,633,454)

Total	$45,211,837	$32,390,268	$523,096	$78,125,201

[1] See above Consolidated Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$24,507	—	$24,507
Equity contracts	$151,101	9,420	—	160,521
Foreign currency exchange contracts	—	1,444,881	—	1,444,881
Interest rate contracts	77,485	—	—	77,485
Liabilities:
Credit contracts	—	(28,330)	—	(28,330)
Equity contracts	(577,021)	(25,731)	—	(602,752)
Foreign currency exchange contracts	—	(2,233,863)	—	(2,233,863)
Interest rate contracts	(102,915)	—	—	(102,915)
Total	$(451,350)	$(809,116)	—	$(1,260,466)

[1]    Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1[1]	Transfers Out of Level 1	Transfers Into Level 2	Transfers Out of Level 2[1]
Assets:
Long-Term Investments:
Investments Companies	$1,374,297	—	—	$1,374,297

[1]	Systematic Fair Value Prices were not utilized at period end for these investments.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

40	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Statement of Assets and Liabilities

August 31, 2017

Assets
Investments at value — unaffiliated (cost — $54,053,887)	$56,639,977
Investments at value — affiliated (cost — $40,404,513)	41,118,678
Cash held for investments sold short	20,286,765
Due from broker	1,136,519
Cash pledged:
Collateral — options written	300,000
Collateral — OTC derivatives	570,673
Futures contracts	2,304,683
Centrally cleared swaps	250,309
Foreign currency at value — (cost — $261,880)	263,538
Receivables:
Investments sold	1,659,866
Dividends — affiliated	20,479
Dividends — unaffiliated	28,852
Interest — unaffiliated	223,134
From the Manager	79,435
Options written	23,870
Paydowns	1,263
Swaps	5,645
Variation margin on futures contracts	282,790
Variation margin on centrally cleared swaps	19,290
Swap premiums paid	20,612
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,444,881
OTC — Swaps	9,420
Prepaid expenses	27,055

Total assets	126,717,734

Liabilities
Investments sold short at value — unaffiliated (proceeds — $17,021,753)	17,546,598
Investments sold short at value — affiliated (proceeds — $2,037,548)	2,086,856
Bank overdraft	250,000
Foreign bank overdraft — (cost — $3,255)	3,269
Due to broker	301,273
Cash received:
Collateral — OTC derivatives	50
Futures contracts	31,773
Options written at value (premiums received — $488,039)	508,837
Payables:
Investments purchased	3,061,050
Dividends on short sales	25,529
Interest expense	20,157
Investment advisory fees	132,246
Officer’s and Trustees’ fees	3,740
Options written	5,962
Other accrued expenses	104,094
Other affiliates	93
Professional fees	334,954
Service and distribution fees	362
Variation margin on futures contracts	105,011
Swap premiums received	3,110
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,233,863
OTC — Swaps	39,068

Total liabilities	26,797,895

Net Assets	$99,919,839

Net Assets Consist of
Paid-in capital	102,113,573
Distributions in excess of net investment income	(407,755)
Accumulated net realized loss	(3,740,448)
Net unrealized appreciation (depreciation)	1,954,469

Net Assets	$99,919,839

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	41

Consolidated Statement of Assets and Liabilities (concluded)

August 31, 2017

Net Asset Value
Institutional
Net assets	$99,146,779

Shares outstanding[1]	10,148,573

Net asset value	$9.77

Investor A
Net assets	$485,209

Shares outstanding[1]	49,929

Net asset value	$9.72

Investor C
Net assets	$287,851

Shares outstanding[1]	29,833

Net asset value	$9.65

[1]	Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Consolidated Financial Statements.

42	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Consolidated Statement of Operations

Year Ended August 31, 2017

Investment Income
Interest — unaffiliated	$2,149,817
Payment-in-kind interest — unaffiliated	596,537
Dividends — unaffiliated	507,469
Dividends — affiliated	152,840
Foreign taxes withheld	(9,160)

Total investment income	3,397,503

Expenses
Investment advisory	1,851,799
Accounting services	287,740
Professional	117,248
Custodian	52,351
Administration	51,439
Registration	46,546
Printing	42,538
Officer and Trustees	12,657
Transfer agent — class specific	12,347
Service and distribution — class specific	10,828
Miscellaneous	51,827
Recoupment of past waived fees — class specific	55

Total expenses excluding interest expense, dividend expense and broker fees and expenses on short sales	2,537,375
Dividend expense — unaffiliated	464,113
Dividend expense — affiliated	14,881
Interest expense	98,396
Broker fees and expenses on short sales	100,183

Total expenses	3,214,948
Less:
Fees waived by the Manager	(137,059)
Administration fees waived	(51,439)
Transfer agent fees waived and/or reimbursed — class specific	(12,125)
Expenses reimbursed by the Manager	(444,688)

Total expenses after fees waived and reimbursed	2,569,637

Net investment income	827,866

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	2,443,523
Investments — affiliated	9,147
Capital gain distributions from investment companies — affiliated	57,672
Foreign currency transactions	88,099
Forward foreign currency exchange contracts	(133,854)
Futures contracts	108,544
Options written	52,493
Short sales — unaffiliated	(1,884,692)
Short sales — affiliated	(15,750)
Swaps	(102,032)

623,150

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,876,448
Investments — affiliated	626,550
Foreign currency translations	(21,899)
Forward foreign currency exchange contracts	(1,214,720)
Futures contracts	32,452
Options written	(41,884)
Short sales — unaffiliated	197,710
Short sales — affiliated	(20,144)
Swaps	128,454

1,562,967

Net realized and unrealized gain	2,186,117

Net Increase in Net Assets Resulting from Operations	$3,013,983

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	43

Consolidated Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment income	$827,866	$709,909
Net realized gain (loss)	623,150	(4,061,721)
Net change in unrealized appreciation (depreciation)	1,562,967	2,578,533

Net increase (decrease) in net assets resulting from operations	3,013,983	(773,279)

Distributions to Shareholders[1]
From net investment income:
Institutional	(1,749,091)	(448,142)
Investor A	(49,510)	(11,881)
Investor C	(1,419)	—

Decrease in net assets resulting from distributions to shareholders	(1,800,020)	(460,023)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(4,200,867)	1,246,856

Net Assets
Total increase (decrease) in net assets	(2,986,904)	13,554
Beginning of year	102,906,743	102,893,189

End of year	$99,919,839	$102,906,743

Distributions in excess of net investment income, end of year	$(407,755)	$(27,447)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Consolidated Financial Statements.

44	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Financial Highlights

	Institutional
	Year Ended August 31,			Period August 7, 2014[1] to August 31,
	2017[2]	2016[2]	2015[2]	2014

Per Share Operating Performance
Net asset value, beginning of period	$9.66	$9.77	$10.06	$10.00

Net investment income (loss)[3]	0.08	0.07	0.01	(0.01)
Net realized and unrealized gain (loss)	0.20	(0.14)	(0.19)	0.07

Net increase (decrease) from investment operations	0.28	(0.07)	(0.18)	0.06

Distributions:[4]
From net investment income	(0.17)	(0.04)	(0.09)	—
From net realized gain	—	—	(0.02)	—

Total distributions	(0.17)	(0.04)	(0.11)	—

Net asset value, end of period	$9.77	$9.66	$9.77	$10.06

Total Return[5]
Based on net asset value	2.93%	(0.68)%	(1.84)%	0.60%[6]

Ratios to Average Net Assets[7]
Total expenses	3.11%[8]	3.29%[8]	3.33%	3.97%[9,10]

Total expenses after fees waived and reimbursed	2.49%	2.27%	2.33%	2.43%[9]

Total expenses after fees waived and reimbursed and excluding interest expense, dividend expense and broker fees and expenses on short sales	1.83%	1.72%	2.03%	2.35%[9]

Net investment income (loss)	0.82%	0.72%	0.14%	(1.22)%[9]

Supplemental Data
Net assets, end of period (000)	$99,147	$99,092	$101,167	$100,549

Portfolio turnover rate	177%	234%	190%	5%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,			Period August 7, 2014[1] to August 31,
	2017[2]	2016[2]	2015[2]	2014
Investments in underlying funds	0.19%	0.29%	0.35%	0.41%[9]

[8]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[9]	Annualized.

[10]	Organization costs and audit expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 7.04%.

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	45

Financial Highlights (continued)

	Investor A
	Year Ended August 31,			Period August 7, 2014[1] to August 31,
	2017[2]	2016[2]	2015[2]	2014

Per Share Operating Performance
Net asset value, beginning of period	$9.61	$9.74	$10.06	$10.00

Net investment income (loss)[3]	0.05	0.01	0.03	(0.01)
Net realized and unrealized gain (loss)	0.21	(0.10)	(0.24)	0.07

Net increase (decrease) from investment operations	0.26	(0.09)	(0.21)	0.06

Distributions:[4]
From net investment income	(0.15)	(0.04)	(0.09)	—
From net realized gain	—	—	(0.02)	—

Total distributions	(0.15)	(0.04)	(0.11)	—

Net asset value, end of period	$9.72	$9.61	$9.74	$10.06

Total Return[5]
Based on net asset value	2.69%	(0.96)%	(2.15)%	0.60%[6]

Ratios to Average Net Assets[7]
Total expenses	3.48%	3.77%	3.96%	4.47%[8,9]

Total expenses after fees waived and reimbursed	2.68%	2.62%	2.45%	2.69%[9]

Total expenses after fees waived and reimbursed and excluding interest expense, dividend expense and broker fees and expenses on short sales	2.10%	2.01%	2.10%	2.60%[9]

Net investment income (loss)	0.47%	0.14%	0.30%	(1.48)%[9]

Supplemental Data
Net assets, end of period (000)	$485	$3,259	$1,086	$102

Portfolio turnover rate	177%	234%	190%	5%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,			Period August 7, 2014[1] to August 31,
	2017[2]	2016[2]	2015[2]	2014
Investments in underlying funds	0.19%	0.29%	0.35%	0.41%[9]

[8]	Organization costs and audit expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 7.51%.

[9]	Annualized.

See Notes to Consolidated Financial Statements.

46	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Financial Highlights (concluded)

	Investor C
	Year Ended August 31,			Period August 7, 2014[1] to August 31,
	2017[2]	2016[2]	2015[2]	2014

Per Share Operating Performance
Net asset value, beginning of period	$9.50	$9.67	$10.05	$10.00

Net investment loss[3]	(0.01)	(0.02)	(0.05)	(0.02)
Net realized and unrealized gain (loss)	0.19	(0.15)	(0.23)	0.07

Net increase (decrease) from investment operations	0.18	(0.17)	(0.28)	0.05

Distributions:[4]
From net investment income	(0.03)	—	(0.08)	—
From net realized gain	—	—	(0.02)	—

Total distributions	(0.03)	—	(0.10)	—

Net asset value, end of period	$9.65	$9.50	$9.67	$10.05

Total Return[5]
Based on net asset value	1.93%	(1.76)%	(2.80)%	0.50%[6]

Ratios to Average Net Assets[7]
Total expenses	4.23%	4.33%	4.79%	5.20%[8,9]

Total expenses after fees waived and reimbursed	3.41%	3.26%	3.22%	3.44%[8]

Total expenses after fees waived and reimbursed and excluding interest expense, dividend expense and broker fees and expenses on short sales	2.84%	2.71%	2.85%	3.35%[8]

Net investment loss	(0.06)%	(0.23)%	(0.49)%	(2.23)%[8]

Supplemental Data
Net assets, end of period (000)	$288	$556	$640	$101

Portfolio turnover rate	177%	234%	190%	5%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,			Period August 7, 2014[1] to August 31,
	2017[2]	2016[2]	2015[2]	2014
Investments in underlying funds	0.19%	0.29%	0.35%	0.41%[9]

[8]	Annualized.

[9]	Organization costs and audit expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for would have been 8.27%.

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	47

Notes to Consolidated Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Multi-Manager Alternative Strategies Fund (the “Fund”) is a series of the Trust. The Fund is classified as non-diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Cayman Multi-Manager Alternatives Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $1,335,818, which is 1.3% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income (in the form of cash) and non-cash dividend income (in the form of additional securities) are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Payment-in-kind interest income is accrued as interest income and is reclassified as payment-in-kind interest income when the additional securities are received. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

48	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Notes to Consolidated Financial Statements (continued)

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with the Fund’s investment policies.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standard: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	49

Notes to Consolidated Financial Statements (continued)

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

50	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Notes to Consolidated Financial Statements (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

 Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assetsor liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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Notes to Consolidated Financial Statements (continued)

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

52	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Notes to Consolidated Financial Statements (continued)

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Inter-bank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sale Transactions (Corporate Bonds): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short and deliver the fixed-income security to the counterparty

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Notes to Consolidated Financial Statements (continued)

to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Short Sale Transactions (Investments Sold Short): In short sale transaction, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

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Notes to Consolidated Financial Statements (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. As of period end, the value of portfolio securities subject to covered call options written was $385,795.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit

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Notes to Consolidated Financial Statements (continued)

event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Total return basket swaps — Total return swaps are entered into to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables

56	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Notes to Consolidated Financial Statements (continued)

and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $1 Billion	1.80%
In excess of $1 Billion but not more than $3 Billion	1.69%
In excess of $3 Billion but not more than $5 Billion	1.62%
In excess of $5 Billion but not more than $10 Billion	1.57%
In excess of $10 Billion	1.53%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to the Fund, the Manager entered into separate sub-advisory agreements with Benefit Street Partners, LLC (“BSP”), GLG Partners LP (“GLG”), Ionic Capital Management LLC (“ION”), LibreMax Capital, LLC (“LMC”), Marathon Asset Management, LP (“Marathon”), Pine River Capital Management L.P. (“Pine River”), and QMS Capital Management LP (“QMS”). The Manager pays BSP, GLG, ION, LMC, Marathon, Pine River and QMS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	57

Notes to Consolidated Financial Statements (continued)

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	—	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended August 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$6,900	$3,928	$10,828

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.05%
$500 Million - $1 Billion	0.04%
Greater than $1 Billion	0.03%

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for the Fund or a share class.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended August 31, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total
$185	$105	$13	$303

For the year ended August 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Total
$5,777	$5,504	$1,066	$12,347

Other Fees: For the year ended August 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $198.

For the year ended August 31, 2017, affiliates received CDSCs on the Fund’s Investor C Shares of $30.

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended August 31, 2017, the amount waived was $10,456.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and effective September 1, 2016, voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated exchange-traded funds that have a contractual management fee. Effective December 29, 2016, the waiver

58	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Notes to Consolidated Financial Statements (continued)

became contractual through December 31, 2017. This contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended August 31, 2017, the amount waived was $126,603.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit miscellaneous expenses of the Fund (excluding extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any. The expense limitation as a percentage of average daily net assets is 0.16% for Institutional, Investor A and Investor C Shares. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement through December 31, 2017 unless approved by the Board, including a majority of the independent trustees of the Trust, or by a majority of the outstanding voting securities of the Fund. For the year ended August 31, 2017, the Manager reimbursed expenses of $444,688, and waived $51,439, which is included in expenses reimbursed by the Manager and Administration fees waived, respectively, in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Consolidated Statement of Operations. For the year ended August 31, 2017, class specific expense waivers and/or reimbursements are as follows:

	Share Classes
	Institutional	Investor A	Investor C	Total
Transfer agent fees waived	$ 164	$ 105	$ 13	$ 282
Transfer agent fees reimbursed	$5,400	$5,392	$1,051	$11,843

With respect to the contractual expense caps, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the year ended August 31, 2017, the Manager recouped class specific waivers and/or reimbursements previously recorded by the Fund in the amount of $55 for Institutional Shares.

On August 31, 2017, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires August 31,	Expires August 31,
	2018	2019
Fund Level	$784,596	$496,127
Institutional	$ 5,864	$ 5,564
Investor A	$ 3,206	$ 5,497
Investor C	$ 382	$ 1,064

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on August 31, 2017:

Fund Level	Institutional	Investor A	Investor C
$523,889	$3,818	$344	$144

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	59

Notes to Consolidated Financial Statements (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the Fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended August 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Trustees Fees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Trustees in the Consolidated Statement of Operations.

7. Purchases and Sales:

For the year ended August 31, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$117,436,381	$121,871,525
U.S. Government Securities	$785,290	$373,733

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the three years ended August 31, 2017 and the period ended August 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of the period ended, the following permanent differences attributableto the accounting for swap agreements, foreign currency transactions, the classification of investments, the sale of stock of passive foreign investment companies, the characterization of income/losses from a wholly-owned foreign subsidiary and income recognized from pass-through entities were reclassified to the following accounts:

Paid-in capital	$(42,252)
Distributions in excess of net investment income	$591,846
Accumulated net realized loss	$(549,594)

The tax character of distributions paid was as follows:

Ordinary income	8/31/17	$1,800,020
	8/31/16	$460,023

60	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Notes to Consolidated Financial Statements (continued)

As of the period ended August 31, 2017, the tax components of accumulated net losses were as follows:

Capital loss carryforward	$(1,706,624)
Net unrealized gains[1]	247,099
Qualified late-year losses[2]	(734,209)

Total	$(2,193,734)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sale and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the accounting for swap agreements, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, dividends recognized for tax purposes, the classification of investments, the realization for tax purposes of unrealized gains on constructive sales and investment in wholly-owned subsidiaries.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2017, the Fund had a capital loss carryforward, with no expiration dates, available to offset its future realized capital gains of $1,706,624.

During the year ended August 31, 2017, the Fund utilized $520,357 of its capital loss carryforward.

As of August 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$96,802,923

Gross unrealized appreciation	$6,317,191
Gross unrealized depreciation	(6,012,752)

Net unrealized appreciation	$304,439

9. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended August 31, 2017, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation. Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	61

Notes to Consolidated Financial Statements (continued)

a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

62	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Notes to Consolidated Financial Statements (concluded)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended August 31, 2017		Year Ended August 31, 2016
Institutional	Shares	Amount	Shares	Amount
Shares sold	13,942	$136,257	368,646	$3,551,267
Shares issued in reinvestment of distributions	4,188	40,546	1,732	16,434
Shares redeemed	(130,224)	(1,273,342)	(462,839)	(4,406,410)

Net decrease	(112,094)	$(1,096,539)	(92,461)	$(838,709)

Investor A
Shares sold	108,408	$1,054,418	398,553	$3,768,962
Shares issued in reinvestment of distributions	4,978	48,033	1,217	11,518
Shares redeemed	(402,676)	(3,930,389)	(172,038)	(1,624,039)

Net increase (decrease)	(289,290)	$(2,827,938)	227,732	$2,156,441

Investor C
Shares sold	2,537	$24,500	13,211	$125,629
Shares issued in reinvestment of distributions	110	1,060	—	—
Shares redeemed	(31,291)	(301,950)	(20,925)	(196,505)

Net decrease	(28,644)	$(276,390)	(7,714)	$(70,876)

Total Net Increase (Decrease)	(430,028)	$(4,200,867)	127,557	$1,246,856

As of August 31, 2017, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Institutional	Investor A	Investor C
9,980,000	10,000	10,000

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of BlackRock Multi-Manager Alternative Strategies Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Multi-Manager Alternative Strategies Fund (the “Fund”, a series of BlackRock FundsSM), as of August 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Multi-Manager Alternatives Strategies Fund, a series of BlackRock FundsSM as of August 31, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

October 25, 2017

Important Tax Information (Unaudited)

During the fiscal year ended August 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Date
Qualified Dividend Income for Individuals[1]	12/29/16	18.57%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	12/29/16	15.08%
Interest-Related Dividends for Non-U.S. Residents[2]	12/29/16	42.05%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

64	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 20, 2017 (the “April Meeting”) and May 24-25, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Multi-Manager Alternative Strategies Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor.

The Board also considered the approval of the sub-advisory agreements with respect to the Fund between the Manager and each of (i) BlackRock Asset Management North Asia Limited (“BAMNAL”), (ii) BlackRock International Limited (“BIL”) and (iii) BlackRock (Singapore) Limited (“BSL,” and together with BIL and BAMNAL, the “BlackRock Sub-Advisors”). The Board also considered the approval of the sub-advisory agreements with respect to the Fund between the Manager and each of (a) Benefit Street Partners, LLC (“Benefit Street”), (b) Ionic Capital Management LLC (“Ionic”), (c) LibreMax Capital, LLC (“LibreMax”), (d) Marathon Asset Management, LP (“Marathon”), (e) Pine River Capital Management L.P. (“Pine River”), (f) QMS Capital Management LP (“QMS”) and (g) GLG Partners LP (“GLG,” and together with Benefit Street, Ionic, LibreMax, Marathon, Pine River and QMS, the “Non-Affiliated Sub-Advisors”).

The BlackRock Sub-Advisors and the Non-Affiliated Sub-Advisors are referred to herein collectively as the “Sub-Advisors.” As pertinent, the Manager and the BlackRock Sub-Advisors are referred to herein as “BlackRock.” The sub-advisory agreements with respect to the Fund between the Manager and each of the Sub-Advisors are referred to herein collectively as the “Sub-Advisory Agreements,” and the Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements. The Board also assessed the nature, extent and quality of the services provided to the Fund by the Non-Affiliated Sub-Advisors.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ (including each Non-Affiliated Sub-Advisor’s) internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1 and certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of (i) the Advisory Agreement between the Manager and the Trust with respect to the Fund, (ii) the Sub-Advisory Agreements between the Manager and each BlackRock Sub-Advisor with respect to the Fund and (iii) the Sub-Advisory Agreements between the Manager and each Non-Affiliated Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock and each Non-Affiliated Sub-Advisor; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel (and the personnel of each Non-Affiliated Sub-Advisor) to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings

1 Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category and certain performance metrics. With respect to Fund, which pursues an alternative investment strategy, the Board has been engaged in an iterative process with BlackRock to identify the most appropriate performance benchmarks and metrics by which the Board should measure the Fund’s performance. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-year and since-inception periods reported, the Fund ranked in the second and third quartiles, respectively, against its Broadridge Performance Universe. The Board noted the Fund’s underperformance for the since-inception period reported as compared to the Broadridge Performance Universe.

In light of the Fund’s outcome oriented objective, BlackRock believes that other performance metrics may be more appropriate than the Broadridge Performance Universe, and the Board was provided with a comparison of Fund performance relative to certain of these other metrics. Under these metrics, for the one-year and since-inception periods, the Fund underperformed its total return target, although the total return target is based on a three- to five-year time horizon. The overall risk of the Fund, as measured by the standard deviation of returns, was below its target range, and the Fund’s beta was below its target range, for the periods.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board also noted that the Fund has entered into an expense limitation agreement in which BlackRock has agreed to reimburse certain operating and other expenses to a specified amount of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of (i) the Advisory Agreement between the Manager and the Trust with respect to the Fund, (ii) the Sub-Advisory Agreements between the Manager and each BlackRock Sub-Advisor with respect to the Fund and (iii) the Sub-Advisory Agreements between the Manager and each Non-Affiliated Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for- profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None

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Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None
Interested Trustee[4]
Barbara G. Novick 1960	Trustee and President	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Ms. Novick is a board member of the BlackRock Closed-End Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

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Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years

Officers Who Are Not Trustees[2]
Thomas Callahan 1968	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Accounting Agent

and Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Sub-Advisers Benefit Street Partners, LLC New York, NY 10019 GLG Partners LP London, W1J 5HB United Kingdom Ionic Capital Management LLC New York, NY 10017 LibreMax Capital, LLC New York, NY 10022	Marathon Asset Management, LP New York, NY 10036 Pine River Capital Management L.P. Minnetonka, MN 55305 QMS Capital Management LP Durham, NC 27707

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

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Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

72	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2017	73

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MMAS-8/17-AR

Item 2 –	Code of Ethics – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Manager Alternative Strategies Fund	$80,057	$84,405	$0	$0	$30,000	$30,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Manager Alternative Strategies Fund	$30,000	$30,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2 (a)(2) Certifications – Attached hereto (a)(3) Not Applicable (b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: November 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: November 3, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: November 3, 2017